UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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ZIFF DAVIS, INC.
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Ziff Davis

2026 PROXY STATEMENT

Notice of Annual Meeting of Shareholders to be Held May 6, 2026

Ziff Davis, Inc.
360 Park Avenue South, 17th Floor
New York, New York 10010

Dear Fellow Ziff Davis Stockholders:
In 2025, Ziff Davis generated $407 million in Cash from Operating Activities and $288 million in Free Cash Flow, while growing revenues for a second consecutive year. Our capital allocation strategy remained active and balanced. During the year, we returned significant value to our stockholders by repurchasing nearly 4.9 million shares for approximately $174 million, while deploying almost $69 million for strategic acquisitions. We ended the year with a healthy balance sheet, including $700 million in cash and long-term investments, and significant additional borrowing capacity. Ziff Davis is committed to pursuing value-enhancing catalysts for our stockholders and recently announced an agreement to sell our Connectivity division for $1.2 billion, unlocking a significant return.
Ziff Davis continues to innovate in our product offerings and processes across our five core segments. We are building and leveraging artificial intelligence that commercializes proprietary data through new ad platforms, delights our users through enhanced experiences, optimizes content delivery across our network, and drives operational efficiencies through automated workflows. We view AI as a tool that improves user experiences and boosts internal productivity, not as a replacement for high-quality trusted content produced by our journalists and creators.
Our leadership in corporate responsibility and workplace excellence was once again recognized through several accolades over the past year. Ziff Davis was named to Newsweek’s 2026 rankings of America’s Most Responsible Companies and America’s Greenest Companies. We were also honored with Stevie Awards for Great Employers, receiving medals for “Best Corporate Social Responsibility Strategy” and “Achievement in Coaching and Mentoring,” while our Global Mentorship Program received Mentorloop’s “Most Impactful Mentoring Program” award for the fourth consecutive year.
On behalf of the Board of Directors, I thank our employees for their hard work and unwavering commitment, and our stockholders for their continued support as we look to create and deliver long-term value.
Thank you for your support of Ziff Davis.
Sincerely,

Sarah Fay
Chair, Ziff Davis Board of Directors

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on May 6, 2026

We will hold the 2026 virtual Annual Meeting of Stockholders of Ziff Davis, Inc., a Delaware corporation, on Wednesday May 6, 2026, at 9:30 a.m. Eastern Time, as a virtual meeting at www.virtualshareholdermeeting.com/ZD2026, for the following purposes:
1.To elect eight directors to serve for the ensuing year and until their successors are duly elected and qualified;
2.To ratify the appointment of KPMG LLP to serve as Ziff Davis’ independent registered public accounting firm for fiscal 2026;
3.To provide an advisory vote on the compensation of Ziff Davis’ named executive officers; and
4.To transact such other business as may properly come before the meeting and any adjournment(s) and postponement(s) thereof.
The foregoing items of business are more fully described in the proxy statement which is attached to, and made a part of, this notice. The Board of Directors has fixed the close of business on March 13, 2026 as the record date for determining the stockholders entitled to receive notice of, and to vote at, the 2026 Annual Meeting of Stockholders and any adjournment or postponement thereof.
We are using the “Notice and Access” method of providing proxy materials to you via the Internet. On or about March 26, 2026, we will email and/or mail to our stockholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy materials and vote via the Internet. The Notice also contains instructions on how to receive a paper copy of the proxy materials.
All stockholders are cordially invited to attend the Annual Meeting virtually and urged to submit their proxy or voting instructions as promptly as possible to ensure their representation and the presence of a quorum at the same. If you submit your proxy and then decide to attend the Annual Meeting to vote your shares through our virtual platform, you may still do so. Your proxy is revocable in accordance with the procedures set forth in the proxy statement. Questions and answers regarding the details of the virtual Annual Meeting of Stockholders of Ziff Davis, Inc., can be found in the “About the Annual Meeting” section.
Important notice of internet availability of proxy materials:
This proxy statement and Ziff Davis’ 2025 Annual Report are available on the Investor Relations section of Ziff Davis’ website at https://investor.ziffdavis.com.

By Order of the Board of Directors,

Jeremy D. Rossen
Corporate Secretary
March 26, 2026
New York, New York

This notice of annual meeting and proxy statement are being made available on or about March 26, 2026.

PROXY STATEMENT

ABOUT ZIFF DAVIS

For nearly a hundred years, Ziff Davis has published high-quality journalism and media. Ziff Davis' portfolio includes leading brands in technology, shopping, gaming and entertainment, health and wellness, connectivity, cybersecurity, and marketing technology. Our brands include CNET, PCMag, Mashable, Spiceworks, RetailMeNot, IGN, Humble Bundle, Everyday Health, BabyCenter, theSkimm, MedPage Today, Lose It!, Speedtest, RootMetrics, Ekahau, VIPRE, Moz, and IPVanish.

Ziff Davis’s digital media brands publish nearly 2 million articles each year, with Ziff Davis’ top web properties and mobile apps together averaging hundreds of millions of unique visitors monthly in 2025. Ziff Davis had approximately 3,900 employees at the end of 2025.

In 2025, Ziff Davis had revenues of $1,451 million, Net Income of $47 million, and Adjusted EBITDA of $495 million. Revenues grew 3.5% over 2024, Net Income declined 24.8%, Adjusted EBITDA grew 0.3%, Net Income per diluted share declined 19.0%, and Adjusted Diluted EPS grew 0.2% versus 2024. See Appendix A for non-GAAP reconciliations.

The Company was able to effectively allocate capital by reinvesting in our operating businesses, repurchasing shares, and consummating accretive acquisitions. The Company has focused on generating significant after-tax free cash flow, with our free cash flow conversion for the year reflecting our emphasis on this metric. In 2025, Ziff Davis generated $407 million of Cash from Operating Activities, up 4.3% over 2024, and approximately $288 million of Free Cash Flow, up 1.5% over 2024. Adjusted EBITDA, Adjusted Diluted EPS and Free Cash Flow are non-GAAP financial measures and are further defined and reconciled to the most directly comparable GAAP financial measures in Appendix A to this proxy statement.
The Company ended 2025 with a very strong balance sheet, even after deploying approximately $69 million of cash on acquisitions and approximately $174 million on stock repurchases during the year.
On March 3, 2026, the Company announced that it had entered into a definitive agreement to sell its Connectivity division to Accenture for $1.2 billion in cash. The Company will continue to own and operate the Connectivity division until the transaction is completed.

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DIRECTOR NOMINEES
The names of the nominees, their ages on March 13, 2026 (the “record date”) and certain other information about them are set forth below:(1)

Name	Age	Principal Occupation	Director Since
Vivek Shah	52	CEO of Ziff Davis, Inc.	2018
Sarah Fay(2)	63	Chair, Ziff Davis, Inc. Board of Directors. Former Partner and Managing Director at Glasswing Ventures.	2018
Jana Barsten(3)	62	Former Global Audit Sector Leader for the Technology Industry, KPMG. Director, Robert Half Inc.	2023
Trace Harris(3)(4)	60	Former SVP, Strategy, Finance, and Business Innovation, Vivendi. Former Director, Altair Engineering. Former Lead Independent Director and Audit Chair, Bungie. Former Director, Anzu SPAC (now trading as Envoy, COCH). Director, Antoinette Media. Director, USA Climbing.	2021
William Brian Kretzmer(2)(3)	72	Founder and CEO, Kretzmer Consulting. Director, CIM Real Estate Finance Trust, Inc.	2007
Kirk McDonald(2)(4)	59	CEO of Sundial Media Group. Director, Elanco.	2023
Neville Ray(2)(4)	63	Former President of Technology and Chief Technology Officer of T-Mobile USA. Member of the U.S. President’s National Security Telecommunications Advisory Committee.	2024
Scott C. Taylor(2)(3)	61	Former Executive Vice President and General Counsel of Symantec. Director, Piper Sandler Companies.	2020

(1) There are no family relationships among any directors or executive officers of Ziff Davis.
(2) Member of the Compensation Committee.
(3) Member of the Audit Committee.
(4) Member of the Environmental, Social, and Governance Committee.

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Director Nominees

Qualifications

The matrix below provides a summary of what our Board believes are desirable types of experience and skills possessed by our directors given the nature of our business. The qualifications considered most relevant are regularly reviewed, and in 2026 the "Software Development" qualification was replaced by a new "Artificial Intelligence and Emerging Technologies" qualification.

Qualifications	Vivek Shah	Sarah Fay	Jana Barsten	Trace Harris	William Brian Kretzmer	Kirk McDonald	Neville Ray	Scott Taylor
Corporate Governance
Prior Public Company Board	✓	✓	✓	✓	✓	✓	✓	✓
Executive Leadership	✓	✓	✓	✓	✓	✓	✓	✓
Finance/Audit	✓		✓	✓	✓			✓
Risk Management	✓	✓	✓	✓	✓	✓	✓	✓
Environmental, Social, and Governance (ESG)	✓	✓	✓	✓	✓	✓	✓	✓
Knowledge
Mergers and Acquisitions	✓	✓	✓	✓	✓	✓	✓	✓
Strategy/Business Development	✓	✓	✓	✓	✓	✓	✓	✓
Capital Management	✓	✓			✓	✓	✓
Subscriptions	✓	✓		✓	✓	✓
Advertising/Sales	✓	✓			✓	✓
Artificial Intelligence and Emerging Technologies	✓	✓	✓	✓	✓	✓	✓	✓
Legal/Regulatory								✓
Industries
Technology/Software	✓	✓	✓	✓	✓	✓	✓	✓
Digital Media/Entertainment	✓	✓		✓	✓	✓
Health/Wellness	✓				✓			✓
Cybersecurity	✓		✓		✓		✓	✓
Telecommunications	✓				✓	✓	✓	✓
Gaming	✓			✓	✓

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__________________________________________
Director Nominees

Biographies

The following paragraphs provide information as of the date of this proxy statement about each director nominee. The information presented herein includes information each director has given us about their age, all the positions they hold, their principal occupation and business experience for the past five years, and the names of other publicly-held companies of which they currently serve as a director or have served as a director during the past five years. Also included is a brief discussion of the specific experience, qualifications, attributes and skills of each nominee that led our Board of Directors to conclude that the nominee should serve as a director. In addition to the specifically noted criteria, we believe that each nominee has a reputation for integrity and honesty, and has demonstrated business acumen and an ability to exercise sound judgment.

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__________________________________________
Director Nominees

Vivek Shah Chief Executive Officer, Ziff Davis Age: 52 Director since: 2018 Committees: N/A

PROFESSIONAL EXPERIENCE
●Chief Executive Officer, Ziff Davis, 2010 to Present
●Group President, Digital, Time Inc., Time Warner Inc., 2008 to 2009
●President, Fortune/Money Group, Time Warner Inc., 2007 to 2008
●President, Digital Publishing, Business & Finance, Time Warner Inc., 2005 to 2007
●General Manager, Fortune/Money Group, Time Warner Inc., 2001 to 2005
●Vice Pres., New Business Ventures, Fortune/Money Group, Time Warner Inc., 1999 to 2000
●Founder & General Manager, Fortune Americas, Time Warner Inc., 1997 to 1998

OTHER COMPANY DIRECTORSHIPS
Public
●Former Director, TheStreet (Nasdaq: TST), 2010 to 2014
Private
●Member, Board of Advisors, Fletcher School of Law and Diplomacy, 2023 to Present
●Director, LiveOnNY, 2022 to Present
●Member, Board of Trustees, Tufts University, 2021 to Present
●Chair, the Craig Newmark Graduate School of Journalism CUNY Foundation, 2019 to Present
●Director, StreetSquash, 2018 to Present

SKILLS AND QUALIFICATIONS
Mr. Shah’s role as Ziff Davis’ Chief Executive Officer and his extensive management experience in the media and technology sectors provide invaluable insight to the Board of Directors.

Mr. Shah led the acquisition of Ziff Davis when it was a private company and its subsequent sale to J2 Global before J2 Global was renamed Ziff Davis in 2021. His leadership of Ziff Davis’ portfolio of brands make Mr. Shah an invaluable part of growing and guiding the company through a rapidly evolving industry.

Through his various management positions at Time Warner’s Time Inc. division, including Group President, Digital, and President of the Fortune/Money Group, Mr. Shah provides our Board of Directors and management team with his substantial experience innovating and leading across an array of digital media properties, including Time.com, Life.com, CNNMoney.com, SI.com, and Golf.com, and the magazines Fortune, Money, and Fortune Small Business.

Mr. Shah’s considerable dealmaking experience enables him to contribute valuable knowledge to Ziff Davis’ Board on mergers and acquisitions that grow and enhance Ziff Davis’ portfolio of businesses. In addition, he serves on multiple private boards dedicated to improving educational, health, and economic outcomes, arming him with deep insight into ESG matters relevant to the Board of Directors.

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__________________________________________
Director Nominees

Sarah Fay Former Partner and Managing Director, Glasswing Ventures Age: 63 Director since: 2018 Committees: Chair of the Board; Compensation

PROFESSIONAL EXPERIENCE
●Partner and Managing Director, Glasswing Ventures, 2016 to 2023
●Chief Executive Officer, Aegis Media North America, 2008 to 2009
●President, Carat U.S., 2007 to 2008
●President, Isobar U.S., 2006 to 2008
●President, Carat Interactive, 2000 to 2005
●Managing Director, Carat Freeman, 1996 to 2000

OTHER COMPANY DIRECTORSHIPS
Public
●Former Director, TheStreet (Nasdaq: TST), 2012 to 2019
Private
●Former Director, Narrative I/O, 2019 to 2023
●Former Director, Labviva, 2019 to 2023
●Former Director, Celtra, May 2010 to 2021
●Former Director, Socialflow, 2013 to 2022
●Former Director, Women’s Marketing Inc. (now Stella Rising), 2012 to 2018
●Former Director, [X+1], 2009 to 2014

SKILLS AND QUALIFICATIONS
Ms. Fay is a digital transformation and AI leader who has leveraged major technology innovation waves to establish new models for the operation and marketing of businesses. She brings extensive experience in the media industry to Ziff Davis, with particular knowledge of digital media, marketing, advertising, and AI.

As former Partner and Managing Director at Glasswing Ventures, Ms. Fay’s experience identifying and investing in early-stage AI-driven businesses enables her to provide our Board of Directors and leadership team with a unique perspective on how to grow and innovate our businesses while adding value for our customers. Ms. Fay’s prior executive roles at Aegis Media North America, Carat U.S., and Isobar U.S. provide our digital media and internet brands with her experienced insights into media, digital marketing, communications, and mergers and acquisitions.

Ms. Fay’s corporate governance experience, through her service as an independent director on the boards of public and private technology and digital media companies, makes her extremely qualified to serve as Board Chair, Compensation Committee member, and as a valuable member of the Board of Directors. Additionally, her service as Nominating and Governance Chair while at TheStreet, her work with the Principles for Responsible Investment, a U.N.-supported network of investors working to promote sustainable investment, and her service as co-lead of the steering committee of All Raise’s Boston chapter, which aims to accelerate the success of female and non-binary founders and funders, enables her to provide differentiated advice and insight into a broad cross-section of business and ESG matters.

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__________________________________________
Director Nominees

Jana Barsten Former Partner and Global Audit Sector Leader for Technology Industry, KPMG Age: 62 Director since: 2023 Committees: Audit

PROFESSIONAL EXPERIENCE
●Partner and Global Audit Sector Leader for Technology Industry, KPMG, 2007 to 2023
●Led KPMG’s U.S. Technology Industry for Audit, 2007 to 2022
●Partner, Arthur Andersen LLP, 1986 to 2002

OTHER COMPANY DIRECTORSHIPS
Public
●Director, Robert Half Inc., 2023 to Present
Private
●Director, Peninsula Open Space Trust, 2025 to Present
●Director, Housing Trust, Silicon Valley, 2023 to Present
●Director, Girl Scouts of Northern California, 2019 to Present

SKILLS AND QUALIFICATIONS
Ms. Barsten brings to Ziff Davis 37 years of experience in public accounting serving the software, internet and services sectors, with expertise in IPOs, international expansion, and M&A transactions. Her strategic business knowledge as a trusted advisor to executive leaders enables her to provide our Board of Directors and the company’s portfolio of brands with insight into navigating growth and change across all phases of a business’ life cycle.

Ms. Barsten’s 21 years at KPMG, most recently serving as Global Audit Sector Leader for KPMG’s Technology Industry practice and as a member of KPMG’s Global TMT Board, enables her to provide Ziff Davis with extensive financial and audit expertise, having advised her former firm’s largest technology clients on complex revenue recognition matters, accounting rules, acquisitions, divestitures, and financings, including debt and equity offerings.

With her wealth of experience serving high-growth, global technology organizations, Ms. Barsten brings valuable accounting and M&A expertise to the Board of Directors and as Chair of its Audit Committee. She also makes valuable contributions to the Board on ESG matters, informed by her experience as a director on the Board of Girl Scouts of Northern California, the Board of the Housing Trust, Silicon Valley, which seeks to increase affordable housing for the region's workforce, seniors, special needs individuals, and people facing homelessness, and the Board of the Peninsula Open Space Trust, an environmental nonprofit that protects open space in northern California’s Peninsula and South Bay.

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__________________________________________
Director Nominees

Trace Harris Former Senior Vice President, Strategy, Finance & Business Innovation, Vivendi Age: 60 Director since: 2021 Committees: Audit; Environmental, Social, and Governance

PROFESSIONAL EXPERIENCE
●Senior Vice President, Strategy, Finance and Business Innovation, Vivendi, 2001 to 2014
●Managing Director, Media and Entertainment, Scient, 2000 to 2001
●Senior Vice President, Business Development, Universal Television Group, Universal Studios, 1996 to 2000
●Director, Finance and Operations, International Television, Warner Bros., 1994 to 1996

OTHER COMPANY DIRECTORSHIPS
Public
●Former director, Altair, 2016 to 2025

Private
●Director, Antoinette Media, 2024 to Present
●Director, USA Climbing, 2021 to Present
●Former Lead Independent Director and Audit Chair, Bungie, 2021 to 2022
●Former Director, Anzu SPAC (now trading as Envoy, COCH), 2021 to 2022

SKILLS AND QUALIFICATIONS
Ms. Harris is a seasoned finance and strategy executive, providing Ziff Davis with her deep experience in global transactions, partnerships, and management of large, industry-leading companies across the technology and media sectors.

Through her former role as Senior Vice President, Strategy, Finance & Business Innovation at Vivendi, Ms. Harris brings a wealth of knowledge across corporate strategy, finance, M&A, and business innovation. Her prior executive roles at Universal Studios and Warner Bros., involving international network operations and development, enable her to contribute a unique perspective on global media markets to Ziff Davis’ Board.

Having served as Lead Independent Director on the Board of Bungie, the video game maker of Halo and Destiny, during its sale in July 2022, Ms. Harris also brings deep knowledge of the gaming and entertainment industry to the Board of Directors.

Ms. Harris’ extensive experience on public and private boards involved in complex deal and financial transactions, including leading implementation of public company standards in advance of an initial public offering, makes her a highly qualified member of Ziff Davis’ Audit Committee. Additionally, her service as a Board member of Year Up–a workforce development non-profit organization committed to ensuring equitable access to economic opportunity, education and justice for all young adults–enables her to contribute valuable insights as the chair of Ziff Davis’ Environmental, Social, and Governance Committee.

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__________________________________________
Director Nominees

William Brian Kretzmer Founder and CEO, Kretzmer Consulting Age: 72 Director since: 2007 Committees: Audit; Compensation

PROFESSIONAL EXPERIENCE
●Founder & CEO, Kretzmer Consulting, 2006 to Present
●Investor Partner/Chairman, Ubicomp System, 2015 to Present
●Chief Executive Officer, MAI Systems Corporation, 1999 to 2006
●Chief Financial Officer, MAI Systems Corporation, 1993 to 1996 and 1999 to 2000

OTHER COMPANY DIRECTORSHIPS
Public
●Director, CIM Real Estate Finance Trust, Inc., 2018 to Present
●Former Director, CIM Income NAV, Inc., 2018 to 2021
●Former Director, Cole Office & Industrial REIT (CCIT III), Inc., 2018 to 2020

SKILLS AND QUALIFICATIONS
As a 30-year veteran in technology industries, Mr. Kretzmer brings his established executive leadership to Ziff Davis, including his extensive experience in public and private companies, firms in transition, restructuring, startups and turnarounds, and expertise in building multiple organizations and providing product and operational oversight.

Having served as Chief Executive Officer and Chief Financial Officer during his tenure at MAI Systems Corporation, a provider of enterprise management solutions, Mr. Kretzmer’s depth of corporate leadership expertise brings to Ziff Davis’ businesses a broad perspective on business strategy, mergers, operations and financial and risk management.

Mr. Kretzmer’s current and former service on the boards of CIM Real Estate Finance Trust, Inc., CIM Income NAV, Inc., and Cole Office & Industrial REIT (CCIT III), Inc. within committees with oversight on audit, valuation, compensation, and affiliate transactions, equips him with highly valuable operational and financial perspective and accounting expertise to contribute as a member of Ziff Davis’ Audit Committee and Compensation Committee.

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__________________________________________
Director Nominees

Kirk McDonald Chief Executive Officer, Sundial Media Group Age: 59 Director since: 2023 Committees: Compensation; Environmental, Social, and Governance

PROFESSIONAL EXPERIENCE
●Chief Executive Officer, Sundial Media Group, 2024 to Present
●Chief Executive Officer, GroupM North America, 2020 to 2023
●Chief Business Officer, Xandr, 2019 to 2020
●Chief Marketing Officer, Xandr, 2018 to 2019
●Chief Marketing Officer, AT&T Advertising and Analytics, AT&T, 2017 to 2018
●President, PubMatic, 2011 to 2017
●President of Digital, Time Inc., 2009 to 2011
●Chief Advertising Officer, Fortune/Money Group, 2008

OTHER COMPANY DIRECTORSHIPS
Public
●Director, Elanco, 2019 to Present

SKILLS AND QUALIFICATIONS
Mr. McDonald brings extensive media, technology, and advertising industry experience to the Board of Directors. As a proven purpose-driven business and marketing leader recognized for his ability to inspire teams to embrace change and drive business transformation to deliver results and accelerate growth, Mr. McDonald contributes valuable knowledge and perspective to our company.

As the CEO of Sundial Media Group and the former CEO of GroupM North America, Mr. McDonald has deep experience in leading and aligning the goals and objectives of a 6,500-person organization to drive client media performance and growth. He provides Ziff Davis with his substantial expertise in executive leadership, business strategy and development, and capital management within the digital media industry.

Mr. McDonald’s prior roles as Chief Business Officer of Warner Media, a division of AT&T, Chief Marketing Officer at Xandr, President of PubMatic, Inc., President of Digital, Time Inc., and Chief Advertising Officer of the Fortune/Money Group, arm him with a wealth of knowledge spanning the digital media, technology, and telecommunications industries in which Ziff Davis’ businesses operate.

Mr. McDonald’s corporate governance experience and service on the board of Elanco, in addition to his pioneering additions to GroupM North America’s inclusion initiatives and founding role in the formation of the Black Executive CMO Alliance, make him a valuable and highly qualified member of Ziff Davis’ Compensation Committee and its Environmental, Social, and Governance Committee.

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__________________________________________
Director Nominees

Neville Ray Former President of Technology and Chief Technology Officer, T-Mobile USA Age: 63 Director since: 2024 Committees: Compensation; Environmental, Social, and Governance

PROFESSIONAL EXPERIENCE
●President and Strategic Network Advisor to the CEO, T-Mobile USA, 2023
●President of Technology, T-Mobile USA, 2019 to 2023
●Chief Technology Officer, T-Mobile USA, 2010 to 2019
●Executive Vice President of Network Operations, T-Mobile USA, 2005 to 2019
●Vice President of Engineering and Operations, T-Mobile USA, 2000 to 2005
●Network Vice President, Pacific Bell Mobile Services, 1995 to 1999

OTHER COMPANY DIRECTORSHIPS
Public
●Director, American Tower Corporation, 2024 to Present
Private
●Former Vice Chair and Director, CTIA, 2020 to 2023
●Former Chair and Board of Governors member, 5G Americas, 2008 to 2023
●Former Director, Next Generation Mobile Networks Alliance, 2016 to 2020

SKILLS AND QUALIFICATIONS
Mr. Ray’s more than three decades of experience in the telecommunications industry, with expertise in developing wireless networks and running technology services and operations at leading companies, provide Ziff Davis with valuable insights into the telecom space and corresponding regulatory environment.

As former President of Technology and Chief Technology Officer of T-Mobile USA, Mr. Ray’s deep knowledge of the design, deployment, and operational management of wireless networks in the United States and worldwide enables him to provide Ziff Davis with valuable insights across business strategy, capital management, and leading a multinational organization.

Mr. Ray’s deep understanding of the telecommunications, cybersecurity, and technology industries, informed by his extensive career at T-Mobile USA and his prior role as Network Vice President of Pacific Bell Mobile Services, enables him to provide a comprehensive global perspective on growth and innovation to Ziff Davis’ brands.

Mr. Ray’s leadership roles and service on numerous trade organization boards, including 5G Americas, CTIA, and Next Generation Mobile Networks Alliance, provide the Ziff Davis Board of Directors with a depth of expertise within corporate governance and make him a valuable member of Ziff Davis’ Compensation Committee and its Environmental, Social, and Governance Committee.

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__________________________________________
Director Nominees

Scott C. Taylor Former Executive Vice President and General Counsel, Symantec Age: 61 Director since: 2020 Committees: Audit; Compensation

PROFESSIONAL EXPERIENCE
●Executive Vice President and General Counsel, Symantec, 2007 to 2020
●Chief Administrative Officer, Senior Vice President and General Counsel, Phoenix Technologies, 2002 to 2007

OTHER COMPANY DIRECTORSHIPS
Public
●Director, Piper Sandler Companies, 2014 to Present
●Former Director, One Medical (1Life Healthcare, Inc.), 2021 to 2023
●Former Director, VirnetX Holding Corporation, 2007 to 2014

Private
●Director, Common Sense Privacy, 2023 to Present
●Director, Common Sense Media, 2022 to Present
●Director, Emtrain, 2021 to Present
●Director, Western Technology Investment, 2011 to Present

SKILLS AND QUALIFICATIONS
Mr. Taylor brings more than two decades of executive experience in the technology industry, including 13 years of experience in cybersecurity, providing the Board of Directors with his depth of expertise and perspective spanning these sectors.

As former Executive Vice President and General Counsel of Symantec, Mr. Taylor’s experience leading a team of more than 300 people spread over 13 countries, managing legal compliance and information security, and overseeing several multi-billion dollar acquisitions, enables him to provide Ziff Davis with deep insights into effective risk management, cybersecurity, M&A, and business strategy. At Symantec, Mr. Taylor was also responsible for overseeing the corporate responsibility functions of the company, including determining and reporting on climate-related risks to the business.

Mr. Taylor’s current and former service on both public and private boards, including Piper Sandler Companies, Western Technology Investment, Emtrain, and One Medical, provides the Board with his deep knowledge of corporate governance across multiple industries and makes him a valuable Compensation Committee chair and member of Ziff Davis’ Audit Committee.

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EXECUTIVE OFFICERS
The following sets forth certain information regarding Ziff Davis’ executive officers, who are also the named executive officers for 2025 (ages are as of the record date).
See page 5 of this Proxy Statement for the biography of Vivek Shah.

Bret Richter Chief Financial Officer Age: 56
Bret Richter was appointed Ziff Davis’ Chief Financial Officer on January 1, 2022. From September 2015 to December 2021, Mr. Richter served in various roles at MSG Networks, Inc., a media company, including as Executive Vice President, Chief Financial Officer and Treasurer. Before joining MSG Networks, Mr. Richter served as Executive Vice President, Corporate Finance and Development, of Cablevision, a cable and broadband services company. Previously, Mr. Richter served as Cablevision’s Senior Vice President, Financial Strategy and Development. Before joining Cablevision, Mr. Richter served as President of The Richter Consulting Group, Inc., a privately held advisory firm that provided consulting services to early-stage media companies. Prior to that, Mr. Richter was Senior Vice President of Finance at NTL Incorporated (a predecessor of Virgin Media) and was also a member of the media investment banking advisory team at Salomon Brothers Inc. Mr. Richter is a member of the Cornell University Council, a member of Cornell’s College of Agriculture and Life Sciences Advisory Council and is a Past-President of Cornell’s College of Agriculture and Life Sciences Alumni Association Board. Mr. Richter holds a Bachelor of Science degree from Cornell University, where he studied applied economics and business management.

Jeremy D. Rossen Executive Vice President, General Counsel, and Secretary Age: 55

Jeremy D. Rossen was appointed as Vice President, General Counsel of Ziff Davis effective June 1, 2015, Secretary in November 2015, and promoted to Executive Vice President in March 2019. From May 2009 until joining the Company in 2015, Mr. Rossen served as a Senior Vice President at The Gores Group, a private equity firm. Prior to that, Mr. Rossen served as General Counsel at Helio LLC, a wireless telecommunications carrier, General Counsel at Somera Communications, Inc., a telecommunications equipment company, and a corporate and securities attorney at Wilson, Sonsini, Goodrich & Rosati. Mr. Rossen serves on the board of directors of the News/Media Alliance. Mr. Rossen holds Bachelor of Arts and Juris Doctor degrees from the University of Pennsylvania.

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__________________________________________
Executive Officers

Lori Tansley Chief Accounting Officer Age: 55

Lori Tansley was appointed Ziff Davis’ Chief Accounting Officer and appointed as an executive officer on December 2, 2024. From March 2021 to July 2024, Ms. Tansley served as SVP, Chief Accounting Officer of Ankura Consulting Group LLC. In that role, Ms. Tansley led a global team responsible for business controllership, corporate consolidation, technical accounting, tax compliance, statutory reporting, contract administration, financial systems, finance operations, and shared services. Prior to Ankura, Ms. Tansley worked at Moody’s Corporation as Managing Director - Digital Finance Transformation Leader from November 2018 to March 2021, at Affinion Group, Inc., as SVP and Chief Accounting Officer from May 2016 to November 2018, and in a variety of finance and accounting roles at General Electric Company (“GE”) for nearly two decades, most recently as its Managing Director - Global Technical Advisor, GE Capital Audit. Prior to GE, Ms. Tansley launched her career at PricewaterhouseCoopers, LLP. Ms. Tansley has a Bachelor of Business Administration from the Lubin School of Business at Pace University. Ms. Tansley is a Certified Public Accountant in New York.

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OUR BOARD AND CORPORATE MATTERS
Meetings and Attendance
The Board of Directors of Ziff Davis held a total of seven meetings during 2025 and also conducted business by written consent. During 2025, each director who served as a director for the full calendar year attended at least seventy-five percent (75%) of the aggregate of all of the meetings of the Board of Directors and the committees of which they were a member. Ziff Davis encourages, but does not require, members of the Board of Directors to attend annual stockholder meetings. All of Ziff Davis’ then-current directors attended Ziff Davis’ 2025 virtual Annual Meeting of Stockholders.
In accordance with Ziff Davis’ Corporate Governance Principles, executive sessions of non-management directors are held at least four times a year. Sessions are scheduled and led by the Chair. Any non-management director can request that an additional executive session be scheduled.
Committees
The Board of Directors has established three standing committees:
●an Audit Committee;
●a Compensation Committee; and
●an Environmental, Social, and Governance Committee.
Upon the recommendation of the Environmental, Social, and Governance Committee, the Board of Directors elects committee members annually. The table below details the committees’ current membership:

	Audit	Compensation	Environmental, Social and Governance
Sarah Fay		CB
Jana Barsten	CC
Trace Harris			CC
William Brian Kretzmer
Kirk McDonald
Neville Ray
Scott C. Taylor		CC

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The Board of Directors has determined that each of the Audit, Compensation, and Environmental, Social, and Governance Committees are composed solely of independent directors within the meaning of the rules of the SEC and the listing rules of the Nasdaq Stock Market. Current copies of the charters of the Audit, Compensation, and Environmental, Social, and Governance Committees are posted on the corporate governance portion of Ziff Davis’ website at https://www.ziffdavis.com/esg/governance/.
The table below sets forth the number of meetings held by each committee in 2025:

Committee	Number of Meetings in 2025
Audit Committee	8
Compensation Committee	3
Environmental, Social, and Governance Committee	3
Audit Committee

The Audit Committee is comprised solely of directors who meet all the independence standards for audit committee members as set forth in the Sarbanes-Oxley Act of 2002 ("SOX"), the rules of the SEC adopted pursuant to SOX and the listing rules of the Nasdaq Stock Market. The Board of Directors has determined that each member of the Audit Committee is an “audit committee financial expert” as that term is defined in the SEC rules adopted pursuant to SOX and has accounting or related financial management expertise, in each case in accordance with the rules of the SEC and the listing rules of the Nasdaq Stock Market. The Board of Directors has determined that each member of the Audit Committee is able to read and understand fundamental financial statements. The Audit Committee is responsible for, among other things:
●retaining, overseeing, and determining the compensation of Ziff Davis’ independent auditors and other registered public accounting firms;
●approving the services performed by them;
●reviewing and overseeing Ziff Davis’ financial reports and reporting process, accounting principles, and its system of internal accounting controls;
●overseeing compliance with legal and regulatory requirements;
●establishing procedures for the receipt, retention, and treatment of complaints regarding accounting, internal controls and auditing matters; and
●enterprise risk management, including overseeing major financial and cybersecurity risks.
See the "Audit Committee Report" below.

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Compensation Committee

The Compensation Committee is comprised solely of directors who meet all the independence standards for compensation committee members as set forth in the rules of the SEC and the listing rules of the Nasdaq Stock Market. The Compensation Committee is responsible for, among other things:
●administering Ziff Davis’ compensation programs, including its stock-based compensation plans;
●reviewing the performance of Ziff Davis’ executives and approving the goals and objectives, as well as compensation (including, salary, bonus, and equity grants) for Ziff Davis’ executives, other than the Chief Executive Officer;
●conducting an annual performance evaluation of the Chief Executive Officer and recommending all elements of the Chief Executive Officer’s compensation to the independent members of the Board of Directors for their review and approval;
●periodically evaluating compensation paid to non-management members of the Board of Directors, including monitoring the competitiveness and composition of director compensation;
●recommending to the Board of Directors changes to Ziff Davis’ compensation policies;
●approving and recommending to the Board of Directors the creation or revision of its stock ownership guidelines and clawback policy; and
●otherwise seeking to ensure that Ziff Davis’ compensation philosophy is consistent with long term interests of the Company’s shareholders.
The Compensation Committee also has the authority to retain and terminate compensation consultants.
The Compensation Committee’s charter does not provide for the delegation of the Compensation Committee’s responsibilities, other than to a subcommittee of the Compensation Committee or to employees of the Company to administer the Company's plans that are subject to the Employee Retirement Income Security Act of 1974. See the “Compensation Committee Report” below.

Environmental, Social, and Governance ("ESG") Committee

The ESG Committee is comprised solely of directors who meet all the independence standards for nominating committee members as set forth in the listing rules of the Nasdaq Stock Market. The ESG Committee is responsible for, among other things:
●identifying, evaluating and nominating qualified individuals to become director nominees at Ziff Davis’ annual meetings of stockholders or to fill vacancies occurring between annual meetings of stockholders;
●recommending members of the Board of Directors for nomination to, or to fill vacancies on, the standing committees of the Board of Directors;
●overseeing processes for identifying and reviewing potential related party transactions, and reviewing actual and potential conflicts of interests;
●developing, recommending to the Board of Directors and reviewing Ziff Davis’ Corporate Governance Principles and Code of Business Conduct and Ethics;
●evaluating the performance of the Board of Directors and its committees;

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●monitoring compliance with Ziff Davis’ stock ownership guidelines; and
●overseeing policies, procedures, reporting, and disclosures with respect to diversity, equity, inclusion, and environmentally sustainable practices.

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Board Composition
Our corporate governance principles contain the current Board membership criteria that apply to nominees recommended for a position on the Board of Directors. The Board has not established specific minimum age, education, experience, or skill requirements for potential director nominees. The ESG Committee identifies, evaluates and nominates qualified individuals to become director nominees. In selecting director nominees, the ESG Committee takes into consideration various factors to find candidates that will be able to represent the interests of the Company and its stockholders, including judgment, skill, integrity, educational background, experience with businesses and other organizations of a comparable size, the interplay of the candidate’s experience with that of the other members of the Board of Directors, and the extent to which a candidate would be a desirable addition to the Board of Directors and any committees of the Board of Directors. The ESG Committee evaluates the qualifications of its directors annually in recommending the slate of nominees to the full Board of Directors, and Ziff Davis believes that the current Board of Directors reflects the qualifications it seeks.
The ESG Committee may consider candidates proposed by its members, other Board members, management, or by stockholders, but is not limited to such candidates. The ESG Committee has from time to time also engaged third-party search firms to assist in identifying and evaluating possible candidates. The ESG Committee evaluates director candidates recommended by stockholders in the same way that it evaluates candidates recommended by other sources. Ziff Davis sets forth its policy with regard to the consideration of any director candidates recommended by stockholders in its Bylaws. See “Deadline for Submitting Stockholder Proposals and Director Nominations for the Next Annual Meeting” for more information regarding the procedures for the consideration of any director candidates recommended by stockholders.

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Director Compensation
During fiscal 2025, each director who was not an officer or employee (“non-management director”) received an annual retainer payable in equal monthly installments (the “Annual Retainer”). In addition to the Annual Retainer, the Chair of each of the Audit, Compensation, and Environmental, Social, and Governance Committees received an additional fee, payable in equal monthly installments.
For 2025, non-management directors were entitled to receive Board of Directors and Board committee retainers described in the following table. We also reimburse directors for all reasonable expenses incurred in attending Board of Directors and Board committee meetings upon submission of appropriate documentation.

Board & Committee Service	Compensation in 2025 ($)
Annual Restricted Stock Award	250,000
Chair of the Board Annual Cash Retainer	150,000
Annual Cash Retainer	70,000
Audit Committee Chair Additional Annual Cash Retainer	25,000
Compensation Committee Chair Additional Annual Cash Retainer	15,000
Environmental, Social, and Governance Committee Chair Additional Annual Cash Retainer	15,000

On the date of the 2025 Annual Meeting of Stockholders, each non-management director received restricted stock units with respect to our common stock with a fair market value of approximately $250,000 on the date of grant which fully vest on the first anniversary of the date of grant.
The following table contains information with respect to the compensation of Ziff Davis’ non-management directors for the fiscal year ended December 31, 2025.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)(2)	Total ($)
Sarah Fay	150,000	249,972	399,972
Jana Barsten	90,000	249,972	339,972
Trace Harris	85,000	249,972	334,972
William Brian Kretzmer	70,000	249,972	319,972
Kirk McDonald	70,000	249,972	319,972
Neville Ray	70,000	249,972	319,972
Scott C. Taylor	85,000	249,972	334,972

(1)These amounts represent the grant date fair value under FASB ASC Topic No. 718, Compensation – Stock Compensation (“ASC 718”) for restricted stock units granted in 2025. The ASC 718 value as of the grant date for stock awards is spread over the number of months of service required for the grant to become non-forfeitable. There can be no assurance that the ASC 718 amount will ever be realized. Assumptions used in the calculation of these amounts for awards granted in 2025 are included in Note 14, “Share-Based Compensation” to the audited financial statements for the fiscal year ended December

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31, 2025, included in Ziff Davis’ Annual Report on Form 10-K filed with the SEC on February 24, 2026.
(2)Mses. Barsten, Fay and Harris and Messrs. Kretzmer, McDonald, Ray and Taylor each had unvested restricted stock units totaling 7,903 shares of Ziff Davis common stock outstanding as of December 31, 2025.

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Environmental, Social and Governance
Ziff Davis' Five Pillars of Purpose are the areas in which we focus our efforts to support our employees, sustainably grow our businesses, and best serve our customers, clients, and stockholders. Our five pillars, further described below in the broader context of environmental, social and governance matters, focus on environmental sustainability; diversity, equity and inclusion; community; corporate governance; and data privacy and security. This collective effort to work towards these areas, using our company mantra of “Doing is Greater Than Talking,” enables us to make a positive impact and provides employees with satisfaction and purpose in their work which, in turn, serves our customers and stockholders.

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Environmental Sustainability

We are committed to operating sustainably and to limiting any damaging effects our operations may have on climate change, even as our direct operations generate relatively insubstantial greenhouse gas emissions. We continue to make progress on initiatives through our actions, which include:
●Working toward meeting our science-based greenhouse gas emissions reduction targets, which are validated by the Science Based Targets initiative (SBTi)
●Providing transparency on our climate change efforts by responding to CDP
●Performing an annual greenhouse gas (GHG) inventory process which is then third-party validated
●Continuing our ongoing efforts to reduce the emissions generated in our operations to become more efficient and ensure our services are delivered sustainably
●Integrating environmental risk evaluation criteria, including climate change, into the due diligence process for mergers and acquisitions
●Extending our climate change and environmental policies to our vendors, whom we expect to aspire to our company’s own standards
Our Emissions Reduction Goals
We are proud to have received validation of our science-based greenhouse gas emissions reduction targets from the SBTi, a partnership between CDP, the United Nations Global Compact, World Resources Institute, and the Worldwide Fund for Nature. The SBTi has evaluated our company’s Scope 1, 2, and 3 target ambitions and has determined that they are in line with global efforts to limit global warming to 1.5°C.
Our emissions reductions goals include reducing our:
●Absolute Scope 1 and 2 GHG emissions by 50% by 2030 from a 2021 base year
●Scope 3 GHG emissions from purchased goods and services as well as capital goods by 51.6% per USD value added within the same timeframe
We began measuring our carbon footprint in 2021 through an annual GHG emissions inventory process, calculating our Scope 1, 2, and 3 emissions, and by using an independent, third-party expert to measure our company-wide energy usage (including energy derived from renewable sources) and GHG emissions. This process determined that the primary sources of GHG emissions associated with Ziff Davis’ operations were energy usage at our office locations and co-located data centers, our employee commuting and remote working activities, and upstream emissions associated with our suppliers. Our company-wide actions to address these sources of emissions include moving the majority of our development and production environments from co-located data centers to cloud platform providers committed to zero carbon footprints, continuing to shrink our operational square footage year over year, and actively engaging our supply chain to encourage measurement and disclosure of their emissions.
Ziff Davis Sustainability Council
Employees are encouraged to engage in sustainability efforts by participating in our cross-functional Sustainability Council, overseen by our Senior Vice President, Sustainability and Responsibility. The goal of the Council is to reduce our environmental footprint by working together internally to focus on challenges and opportunities to change our systems and processes to become a more sustainable organization; creating awareness, educating, and supporting our users and customers about

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sustainability, to ultimately help them reduce their footprint; and identifying and altering what employees can individually do to be more sustainable in their everyday lives.
We undertake our environmental efforts across all of our brands and subsidiaries, in connection with our business, strategy, and financial planning. Our sustainability team and Board of Directors are charged with setting these commitments and assessing and managing climate-related risks in ongoing operations. We also consult regularly on environmental issues with stakeholders, including suppliers, employees, and shareholders.

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Social Initiatives
We embrace the business imperative of providing a supportive and inclusive environment that provides pathways for growth and helps employees achieve their career goals. Our human capital management policies and initiatives include our anti-harassment policy, equal employment opportunity policy, human rights policy, labor rights policy, workplace safety policy, and whistleblower policy, among others, and are available at https://www.ziffdavis.com/esg and https://www.ziffdavis.com/esg-policies. These policies and initiatives, which are overseen by our Board of Directors or its Committees, demonstrate our commitment to equal opportunity, fair labor practices, competitive compensation and benefits, fostering diversity and inclusion in the workplace, and supporting employees’ personal development through training and education.
Benefits
We offer a wide range of benefits to our employees. We offer comprehensive health insurance coverage with multiple medical plans, including low copayments or deductibles on both primary and mental health care, 100% free telemedicine services, and concierge support for questions regarding employee benefits. We provide travel and lodging reimbursement benefits for U.S. employees who cannot access covered health care services in their area. We provide U.S. employees with additional company-paid insurance coverage, including short-term and long-term disability and group life insurance. We expanded access to our Employee Assistance Fund (EAF) to help employees cope with unexpected financial hardships. We provide various financial savings programs to support our employees as they plan and save for the future, including an Employee Stock Purchase Plan (ESPP) (in the United States and certain other countries) and a 401(k) retirement savings plan for U.S. employees. We offer U.S.-based employees a choice of multiple wellness programs through our ZD Be Well program, including free memberships to Calm and Lose It!, as well as a broad range of free wellness activities, webinars, and challenges.
All full-time employees of Ziff Davis worldwide have access to generous parental leave policies, including 16 weeks of paid parental leave to parents who give birth, and 10 weeks of paid parental leave for all other expecting parents (via birth, adoption, or foster placement). We provide additional support to employees with families, including partnering in the U.S. with Maven to provide around-the-clock services at every stage of the family planning journey. Our Flexible Time Off policy, which is available to all eligible full-time and part-time employees based in select countries, enables employees to take time off.
We also recognize the importance of volunteering our time to support local organizations that are making a difference in our communities. We have a Volunteer Time Off policy with full-time employees given 16 hours of paid time off annually and part-time employees given eight hours to volunteer with organizations of their choice. We provide employees with up to $500 annually via a charitable matching gift for participating in our Charitable Matching or Donations by Doing programs.
Diversity, Equity and Inclusion
Diversity, Equity and Inclusion to us means maintaining fair practices and ensuring equal opportunity for all employees and candidates, so that merit and skill can be identified and cultivated to hire top talent and yield the best possible results for our business. Further, to best address the needs of a large and diverse audience we believe we must provide multiple voices, which requires us to maintain an employee base with differing backgrounds, skills and experiences.
These strategies and goals of Ziff Davis are a priority for our senior management and are overseen by our Board of Directors and the ESG Committee.
We are committed to transparency and regular reporting on metrics. We publish an annual, standalone report available on our website that shares representation statistics of the U.S. employee base and describes programs and initiatives across the organization.

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We maintain a working group that develops recommendations for the company across employee recruiting, mentorship, and advancement. We also offer Employee Resource Groups (ERGs), voluntary employee-led groups mentored by executive sponsors and overseen by our Global HR Programs team. Our ERGs currently represent seven identity groups: Asian, Black, 2SLGBTQIA+, Latinx/Hispanic, family of all kinds, and women and gender minorities. Over 800 employees are members of our ERGs, which are open to all employees, and we encourage broad participation.
Professional Development and Employee Training
Ensuring employees have access to professional development opportunities is a priority for us. By offering employees programs through which they can develop additional skills and find new opportunities within the company, we help to create a more representative and inclusive workforce throughout our organization.
Among our programs are our Global Internal Mobility Program which makes it easier for employees to apply—and be considered first—for positions across our brands through our internal job board, and our Global Mentorship Program, which includes a program for group-based mentorship as well as a one-to-one program that allows employees to partner with more experienced colleagues, set goals together, and then collaborate to help the employee achieve their goals.
Awards and Recognition
We are honored to be recognized for our company’s continued work to enhance our programs and benefits.
●In 2025 we received a rating of "AAA" in MSCI's ESG Ratings Assessment, up from a rating of "AA" in 2022, 2023, and 2024. The upgrade to an AAA rating positions Ziff Davis among leading companies worldwide for action across ESG matters.
●For the fifth consecutive year we earned a 100% score on the Human Rights Campaign Foundation’s annual Corporate Equality Index and were named one of the “Best Places to Work for LGBTQ+ Employees.”
●Our Global Mentorship Program received the 2022, 2023, 2024 and 2025 “Most Impactful Mentoring Program” award from Mentorloop.
●We were awarded Silver in for “Best CSR Strategy” and Bronze for "Achievement in Coaching and Mentoring” in the 2025 Stevie Awards for Great Employers, which recognizes the world’s best employers and the human resources teams, professionals, achievements, suppliers, and products and services that help to create, and drive, great places to work.
* Ratings for 2025 were not available as of the filing of this proxy statement.
For more information about our initiatives, please visit our website at https://www.ziffdavis.com/esg.

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Governance
Ziff Davis’ Board of Directors has adopted corporate governance principles and a code of business conduct and ethics, which are both posted, along with the charters for the Audit, Compensation, and Environmental, Social, and Governance Committees, in the corporate governance section of Ziff Davis’ website at https://www.ziffdavis.com/esg/governance/.
Corporate Governance Principles
Ziff Davis’ corporate governance principles provide guidelines that govern the qualifications and conduct of the Board of Directors. The corporate governance principles are consistent with the corporate governance requirements of SOX, and the corporate governance listing requirements applicable to companies whose securities are listed on the Nasdaq Global Select Market (the “Nasdaq listing standards”) and any other applicable law. The corporate governance principles address, among other things:
●the independence and other qualifications of members of the Ziff Davis Board of Directors and its committees. The corporate governance principles provide that a majority of the directors, and all members of the Audit, Compensation, and Environmental, Social and Governance Committees, shall be independent of Ziff Davis and its management;
●the functions and qualifications of the Board of Directors in relation to oversight of Ziff Davis;
●the selection process for Board nominees and appointments;
●the selection, evaluation, and approval of compensation of Ziff Davis’ executive officers and directors;
●the organization and basic function of committees of the Board of Directors; and
●the authority of the Board of Directors and committees to engage outside advisors.
Code of Business Conduct and Ethics
Ziff Davis’ code of business conduct and ethics applies to all directors, officers, and employees of Ziff Davis, including Ziff Davis’ President and Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer, and Executive Vice President, General Counsel and Secretary. The code of business conduct and Ethics embodies Ziff Davis’ commitment to conduct its business in accordance with all applicable laws, rules and regulations and the highest ethical standards.
Board Leadership
We separate the roles of Chief Executive Officer and Chair of the Board of Directors, which is reflective of the different responsibilities of their respective roles. The Chief Executive Officer is responsible for setting the strategic direction for Ziff Davis and for the day-to-day leadership and performance of Ziff Davis, while the Chair of the Board of Directors provides guidance to the Chief Executive Officer and sets the agenda for, and presides over, meetings of the Board of Directors.
Director Independence
Ziff Davis’ Board of Directors has determined that all of our directors, other than our President and Chief Executive Officer, Mr. Shah, are independent within the meaning of the rules of the SEC and the listing rules of the Nasdaq Stock Market.

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Other Directorships
In order to have sufficient time to commit to preparation for and attendance at Board and committee meetings, the Board of Directors has determined that non-employee directors should not serve on more than (i) four (4) boards of publicly traded companies (including the Company) unless the Board of Directors determines on a case-by-case basis that such simultaneous service would not impair the ability of such director to effectively perform their obligations as a director of the Company and (ii) three (3) audit committees of publicly traded companies (including the Company) unless the Board of Directors determines on a case-by-case basis that such simultaneous service would not impair the ability of such member to effectively serve on the Company's Audit Committee.
Third-Party Compensation of Directors
Under Nasdaq Listing Rule 5250(b)(3), companies must disclose the material terms of all agreements and arrangements between any director or nominee for director, and any person or entity other than the Company, relating to compensation or other payment in connection with such person’s candidacy or service as a director of the Company. As of the date of this proxy statement, none of the Company’s directors or nominees for director were receiving such compensation.
Communications with the Board of Directors and the Audit Committee
Stockholders may send written communications to the entire Board of Directors, to the Audit Committee or to individual members, addressing them to Ziff Davis, Inc., 360 Park Avenue South, 17th Floor, New York, New York, 10010, Attention: Corporate Secretary. Communications by email should be addressed to investor@ziffdavis.com and marked “Attention: Corporate Secretary” in the “Subject” field. Interested parties may also submit complaints regarding accounting, internal accounting controls, or auditing matters to Ziff Davis' Audit Committee.
The Board of Directors has instructed the Secretary to review all communications so received (via email or otherwise), and to exercise his discretion not to forward to members of the Board of Directors correspondence that is inappropriate, such as business solicitations, frivolous communications, advertising, routine business matters (e.g., business inquiries, customer complaints or suggestions), and personal grievances. However, any director may at any time request the Secretary to forward any and all communications received by the Secretary but not forwarded to the Board of Directors.
Risk Management
The Board of Directors and its committees play an active role in overseeing management of Ziff Davis’ risks and strategic direction. The Board of Directors regularly reviews information regarding Ziff Davis’ liquidity and operations, as well as the risks associated with each. Ziff Davis’ Compensation Committee is responsible for overseeing the management of risks relating to Ziff Davis’ executive compensation plans and arrangements. The Audit Committee oversees the process by which Ziff Davis’ senior management and the relevant departments assess and manage Ziff Davis’ exposure to, and management of, enterprise risk, including financial risks. The Audit Committee also oversees Ziff Davis’ organization-wide approach to identifying and mitigating data security and data privacy risks, as well as how Ziff Davis and its Information Security team assess and manage our material risks from cybersecurity threats. The Audit Committee receives quarterly reports from management on our cybersecurity risks. In addition, management updates the Audit Committee, as necessary, regarding any material cybersecurity incidents, as well as certain incidents with lesser impact potential. The full Board of Directors also receives briefings from management on our cyber risk management program, and receives an update from management at least every two years regarding succession planning. The Environmental, Social, and Governance Committee manages risks associated with the independence of the Board of Directors, potential conflicts of interest, and environmental and social corporate responsibility policies and practices. While each

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committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board of Directors is regularly informed about such risks.
Stock Ownership Guidelines
We have had stock ownership guidelines for our named executive officers, certain other executives and our directors since 2016, which were updated in 2026. The targeted stock ownership requirements were established as a multiple of base salary for our executive officers. For Mr. Shah, the targeted stock ownership level is six times base salary. For Mr. Richter, the targeted stock ownership level is three times base salary. For Mr. Rossen and Ms. Tansley, the targeted stock ownership level is two times base salary. Non-management directors are expected to acquire and hold during their service on the Board of Directors shares of our common stock equal in value to at least five times the annual Board cash retainer paid to our non-management directors (excluding any retainer paid for service on a Board committee). Executive officers and directors have five years to achieve their ownership requirements. Until an executive officer or director achieves their ownership requirements, they are expected to retain not less than 50% of the number of shares received upon each vesting of an equity compensation award under the Company’s equity compensation plan, net of the number of shares the executive officer or director has applied to the payment of taxes on such awards.
Company stock holdings that count toward meeting the ownership requirements include shares owned outright or beneficially. Unexercised stock options are not included in the calculation of an individual's stock ownership. Further, in response to stockholder feedback, the Company modified the stock ownership guidelines such that unvested equity awards are not included in the calculation. In addition, the stock ownership guidelines provide that if the guidelines are revised in a manner that makes them more difficult to achieve, the Compensation Committee shall provide for an additional period of time to meet the revised guidelines Our ESG Committee monitors compliance with these stock ownership guidelines. Our full stock ownership guidelines are available on our corporate website at https://www.ziffdavis.com/esg-policies. As of December 31, 2025, all of our executive officers and non-management directors were in compliance with our stock ownership guidelines.
Insider Trading Policies and Procedures
We have adopted insider trading policies and procedures applicable to our directors, officers, and employees, and have implemented processes for the Company that we believe are reasonably designed to promote compliance with insider trading laws, rules, and regulations, and the exchange listing standards. Our Ziff Davis, Inc. Securities Trading Policy (the "Securities Trading Policy") prohibits our directors, officers and employees and related persons and entities from trading in our Common Stock and that of other companies while in possession of material, nonpublic information. Our Insider Trading Policy also prohibits our employees from disclosing material, nonpublic information of the Company, or another publicly traded company, to others who may trade on the basis of that information. Our Securities Trading Policy requires that all directors, officers and other employees only transact in Company securities during an open window period, subject to limited exceptions. Additionally, executive officers and directors may only trade in the Company’s securities upon obtaining advance approval. The foregoing summary of our insider trading policies and procedures does not purport to be complete and is qualified by reference to our Securities Trading Policy, a copy of which can be found as an exhibit to our Annual Report on Form 10-K for the fiscal year ended December 31, 2025.
Prohibitions on Hedging and Pledging Transactions
Our Securities Trading Policy prohibits officers and directors from engaging in transactions that would allow such officer or director to continue to own the Company’s common stock without taking on the full risks and rewards of stock ownership. The Board of Directors believes that when such transactions occur, those directors or officers engaged in any such transactions may no longer have the same objectives as the Company’s other stockholders under such circumstances. Therefore, the

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Company’s Securities Trading Policy prohibits all employees, directors, and certain other designated persons of Ziff Davis and its subsidiaries and affiliates, together with their spouses, other persons living in their households, their children, and entities over which they exercise control or own, from engaging in the following transactions in the Company’s securities and any similar transactions:
●day trading;
●trading on margin;
●trading in puts, calls, or other derivative securities;
●hedging or other monetization transactions; and
●pledging the Company’s securities as collateral for a loan.
Prior to engaging in any transaction in the Company’s securities, executive officers and directors must first obtain pre-clearance of the transaction from the Company’s General Counsel, or, for the General Counsel and for executive directors and officers in the General Counsel’s absence, from the Chief Executive Officer, President and/or Chief Financial Officer, except with respect to trading pursuant to certain pre-existing written plans, contracts, instructions, or arrangements under Rule 10b5-1 that have been approved by the Company.

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EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
This section explains the principles and practices that guide our executive compensation program, and the compensation paid to our named executive officers in 2025. For 2025, our named executive officers and their positions were:

●Vivek Shah, President and Chief Executive Officer
●Bret Richter, Chief Financial Officer
●Jeremy D. Rossen, Executive Vice President, General Counsel, and Secretary
●Lori Tansley, Chief Accounting Officer

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Executive Compensation
Say-on-Pay Vote and Stockholder Engagement
At Ziff Davis’ 2025 Annual Meeting of Stockholders held on May 7, 2025, the Company held a stockholder advisory vote on the compensation of the named executive officers, commonly referred to as a “say-on-pay” vote. Ziff Davis’ stockholders approved the compensation of the named executive officers, with approximately 68.4% of the stockholder votes cast in favor of the Company’s "say-on-pay" proposal.
While the Company’s 2025 say-on-pay proposal was approved, support declined from prior years. The Compensation Committee took this vote outcome very seriously and conducted a thorough review of the Company's compensation program, with particular focus on the concerns raised by stockholders who engaged with the Company during the period after the annual meeting and/or voted against our 2025 say-on-pay proposal.

Metric	Result
Outreach	80+% — The Company reached out to stockholders representing over 80% of outstanding shares
Engagement	35% — The Company met with stockholders representing 35% of outstanding shares
Institutional Stakeholders	ISS and Glass Lewis — The Company conducted meetings with both major proxy advisory firms
Board Leadership Participation	100% — The Company Board Chair and/or the Chair of the Compensation Committee participated in 100% of outreach meetings

During these discussions, we received meaningful feedback from certain shareholders relating to their views relating to the Company’s say-on-pay practices. However, we did not always receive definitive feedback from stockholders as to whether or why they voted against our say-on-pay proposal. Accordingly, in addition to carefully considering the perspectives investors shared during engagements discussions, the Committee also reviewed available vote disclosures from investors who voted against say-on-pay, as well as proxy advisor commentary and the feedback each proxy advisor shared during our engagements with them. Based on these inputs, the Committee evaluated our executive compensation program and determined appropriate actions intended to address the concerns raised and strengthen alignment of our compensation practices with shareholder expectations.

Investor Concern	Company Action
Length of the Long-Term Incentive Performance Period
Company Action: 2026 PSUs will be eligible to vest after three years.

Certain stockholders cited the short length of some of the performance periods of our 2024 and 2025 PSU awards. In 2024 our PSUs transitioned from an absolute stock price goal structure. To facilitate this transition without causing significant disruption to executives’ annual vesting values, our 2024 awards utilized a back-loaded vesting structure that employed three performance periods: 50% of the award is earned, if at all, based on our three-year relative TSR performance, 35% is earned based on our two-year relative TSR performance, and 15% based on our one-year relative TSR performance. Our 2025 awards were also designed in furtherance of this transition, with 85% of the award earned based on three-year relative TSR performance and 15% based on two-year relative TSR performance. Our 2026 PSU awards use a single three-year performance period for assessing performance.

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Disclosure of Long-Term Incentive Performance Goals
Company Action: PSU performance is tied to clear TSR goals.

Certain stockholders cited insufficient disclosure of our 2024 and 2025 PSU goals. We have enhanced our disclosure to clarify that our 2024 and 2025 PSUs provide for total shareholder return performance measurement relative to the Russell 2000 Index. For the performance periods, we must achieve 55th percentile performance in order to achieve target payout. See Executive Compensation Program – Long-Term Incentive Compensation for details regarding our threshold, target and maximum rTSR PSU goals.

How Annual Incentive Compensation Is Determined
Company Action: Annual bonuses are based on quantitative metrics with no discretion

Certain stockholders questioned the role that discretion played in our annual cash incentive award determination process. We believe this feedback was driven by misinterpretation of our prior year proxy disclosures, which resulted in a mischaracterization of our 2024 annual cash incentive program as largely discretionary by one proxy advisor. The Board and Compensation Committee establish quantitative metrics each year to determine annual incentive cash compensation and have not used any discretion with respect to such plan in over five years. In addition, executives are each granted specific financial target bonuses that require the Company to achieve a minimum threshold of its Adjusted Diluted Earnings Per Share goal for the year to pay out. The payouts for each executive reflect a percentage of their individual target, based on this financial performance scale that is quantified and predetermined. No discretion has been applied. See Executive Compensation Program - Annual Incentive Cash Compensation for details regarding our 2025 performance goals and actual performance for 2025.

We also award bonuses based on the achievement of ESG objectives (up to a maximum of 15% of an executive’s then current bonus target amount). Starting in 2025, in response to shareholder feedback received in 2024, the Board based payouts on the achievement of quantitative scores from third parties, including the Climate Disclosure Project (CDP), MSCI, ISS, and Sustainalytics.

Stock Ownership Guidelines Should Exclude Unvested Equity and Unexercised Options
Company Action: Stock ownership guidelines will now exclude unvested equity and continue to exclude unexercised options

One proxy advisor questioned our inclusion of unvested performance equity in determining compliance with the Company's Stock Ownership Guidelines.

The Company amended its stock ownership guidelines to exclude any unvested RSUs, RSAs, PSUs, and PSAs from its stock ownership calculations and amended its disclosures to describe this amendment. The Company further notes that unvested stock options were never included in the compliance calculations and the Company has enhanced its disclosure to ensure shareholders understand this point.

CEO Equity Grant Cadence Has Been Inconsistent
Company Action: CEO grant cadence will be annual

Certain stockholders raised questions regarding the 2024 equity grant to the CEO, noting that this grant occurred approximately nine months prior to the final vesting date of the CEO’s prior equity grants.

The Board and Compensation Committee were intentional in their decision to commence annual equity grants to our CEO in 2024, notwithstanding that the performance vesting periods for our CEO's prior grants ran through to January 1, 2025. This decision was directly informed by shareholder sentiment following the grant of the prior awards. At that time, some shareholders expressed disfavor of the CEO’s front-loaded award structure. To avoid the need for an additional front-loaded award upon conclusion of the prior awards' vesting period to re-stake our CEO’s equity holdings—which was believed to be necessary to address the significant retention risk due to his lack of unvested equity runway and help ensure uninterrupted leadership—the Board proactively issued the 2024 grant to bridge the CEO to a market-standard annual grant cycle, harmonizing his compensation structure with the broader leadership team and providing long-term equity incentives that align executive and shareholder interests. The Board and compensation committee granted annual equity awards to our CEO again in 2025 and 2026. It did not grant a new front-loaded award upon completion of the prior awards' performance period and has no intention of doing so.

Scope of the Company's Clawback Policy
Company Action: Clarify the scope of the clawback policy and that it applies to all NEOs

Certain stockholders did not understand the scope of the Company's clawback policy. In response to shareholder feedback, the Company revised its disclosure to make it clear that the policy applies to all NEOs and includes all annual cash incentive compensation in addition to equity tied to performance.

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Compensation Plan Structure
Company Action: Clarify the purpose of the design of the PSU performance metrics

Certain stockholders questioned our use of a single performance metric for PSU awards and suggested inclusion of an additional financial or operational metric.

The Board and Compensation Committee carefully considered this feedback and determined that the Company’s business strategy of frequent transactions—such as the recent agreement to sell its Connectivity division to Accenture—makes it unreasonably difficult to appropriately forecast future performance in the manner necessary to establish informed three-year financial or operational goals. The Board therefore reconfirmed its intention to align the PSU performance metrics to a percentile based comparison of the Company’s three year stock price performance to the performance of other publicly traded securities.

Pay and Performance Alignment
Company Action: Our NEOs realized only 26% of their pay over the last three years

Certain stockholders requested additional detail on how the Company's executive compensation is aligned with shareholder returns. The Company has revised its disclosure to provide enhanced information related to its compensation practices and program design. Executives’ annual pay opportunities are delivered predominantly in variable pay opportunities that are at risk based on achievement of defined performance objectives and/or our long-term stock price performance. Both our annual and long-term incentives are tied to challenging goals, and as noted above, our PSUs require outperformance relative to the Russell 2000 Index to achieve a target payout to ensure that executives’ pay outcomes are aligned with long-term shareholder value creation.

Our NEOs’ pay outcomes further demonstrate the pay-for-performance alignment of our incentive programs:

• Our NEOs realized only 26% of their total pay over the last three years (comparing compensation actually paid to summary compensation table values across all NEOs)
• Our annual incentive cash compensation outcomes have ranged from approximately 51% to 62% of target over the last three fiscal years
• 15% of our 2024 PSUs paid out at 54% of target for the one-year performance period that concluded on December 31, 2024 and 35% of these PSUs paid out at 0% of target for the two-year period that concluded on December 31, 2025
• Our CEO has earned 62.5% of the PSA award granted in 2018

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Compensation Philosophy, Framework and Process
Ziff Davis operates in a highly competitive and rapidly evolving marketplace. The Company’s continued success depends in significant part on the depth, experience, and leadership of its executive management team, including their ability to manage and grow the Company’s portfolio of brands and platforms, develop and execute effective business strategies, differentiate its products, services, and data-driven offerings, and anticipate and respond to technological change, evolving consumer behavior, and shifts in the competitive landscape. Accordingly, the Compensation Committee aims to provide pay packages that are equitable and competitive with comparable positions at comparable companies as we focus on meeting the following objectives:

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Principle	Objectives	How We Achieved These Objectives
Attract, Retain, and Motivate Highly Qualified Executive Officers	Attract Talent
Because our business is highly competitive and relies on the talents and efforts of our executive officers, our compensation program is designed to allow us to attract the most talented people who are committed to the long-term success of our Company.

Retain and Motivate Talent
Our success drives the compensation realized by our executive officers, both in the form of incentive compensation as well as through the potential future appreciation of the Company’s stock price, both of which constitute a significant portion of our executive officers’ annual incentive compensation.

Align Employees with Shareholders	Foster Equity Ownership	We use equity ownership to directly align the interests of our executive officers with those of our shareholders in creating long-term shareholder value. A significant portion of annual incentives is paid in restricted shares of our common stock, and each executive officer is subject to our stock ownership guidelines that require them to hold a specified multiple of their base salary in the value of shares of our company stock while they are an executive officer.
Pay for Performance	Drive Shareholder Returns	The vesting of approximately 50% of the equity awards granted to our executive officers is tied to the performance of our common stock. In 2024, we redesigned our performance equity award program. Rather than receiving awards with vesting based on achieving certain stock price levels, our executive officers were granted PSU awards which vest if the Company achieves certain levels of relative total shareholder return (“TSR”). Vesting is based on meeting relative TSR threshold levels of performance at the end of the performance period; if the threshold is not met, the PSU is forfeited.
	Drive Profitability	The annual incentive compensation paid to our named executive officers is based on our annual Adjusted Diluted Earnings Per Share.
Align Risk and Reward	Foster Balanced Risk-Taking	We use a mix of compensation components—base salary, annual incentives, and long-term incentives—to create an environment that encourages increased profitability for the Company. We also have a clawback policy that allows the Company to recover incentive compensation under certain circumstances.
The Compensation Committee has not adopted any formal policy for allocating compensation between long-term and short-term, between cash and non-cash, or among different forms of non-cash compensation. Rather, the Compensation Committee assesses past performance and anticipated future contribution of each senior executive and approves or, with respect to the Company's Chief Executive Officer, recommends for approval by the Board of Directors, the total amount and mix of each element of compensation. The Compensation Committee believes that the most senior executives should have their compensation more heavily weighted toward equity-based compensation.

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In setting compensation for any given year, the Compensation Committee considers, among other factors, the amount of compensation from prior periods or amounts realizable in future periods from prior compensation.
Role of the Compensation Committee. The Compensation Committee is responsible for overseeing and administering the Company’s executive compensation programs and for approving the compensation of the Company’s executive officers other than the Chief Executive Officer, as well as recommending the Chief Executive Officer’s compensation to the Board for approval. In carrying out these responsibilities, the Committee reviews executive performance, approves the goals and objectives used in evaluating executive compensation, and considers the competitiveness of the Company’s compensation programs with respect to attracting and retaining executive talent, motivating performance, and aligning executives’ interests with the long-term interests of stockholders.
Role of Management. Management provides the Compensation Committee with information and analyses regarding individual and Company performance, market practices, and program design, and may make recommendations regarding compensation levels and award opportunities. The Compensation Committee exercises independent judgment in evaluating this information and in making compensation decisions. The Chief Executive Officer does not participate in deliberations or decision-making regarding his own compensation.
Role of the Independent Compensation Consultant. The Compensation Committee has the authority, in its sole discretion, to retain an independent compensation consultant and other advisers to assist in the evaluation and oversight of the Company’s executive compensation programs. The Committee is directly responsible for the appointment, compensation, and oversight of the work of any such adviser. In fiscal 2025, the Compensation Committee engaged Compensia to prepare a competitive analysis of the Company’s current executive compensation programs. Specifically, our Compensation Committee worked with Compensia to review competitive market data and analysis, including information about current market practices and trends, compensation structures, and compensation ranges of a comparison group of peer companies as discussed below. Compensia reported directly to the Compensation Committee and Compensia did not provide any other material services to Ziff Davis during fiscal 2025.
While the Compensation Committee considers the views and recommendations of its consultant, it retains full authority and responsibility for all compensation decisions and exercises its own judgment in fulfilling its duties.

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Compensation Peer Group
The Compensation Committee considers from time to time the market compensation of similarly-situated executives at other companies. To do this, the Compensation Committee works with Compensia to develop a group of publicly traded companies as a benchmarking reference to help assess the competitiveness of the Company’s executive compensation program. This peer group is intended to provide a relevant market context for evaluating pay levels and compensation opportunities, and is reviewed periodically to ensure it continues to reflect the Company’s size, business profile, and competitive environment. In addition, we periodically purchase third-party compensation surveys to assist in providing comparative compensation data.
In March 2025, the Compensation Committee approved the peer group used for fiscal 2025 compensation decisions. In November 2025, the Compensation Committee approved changing one peer in the peer group. The peer group used for 2025 changed significantly relative to 2024 to ensure that it continued to meet our selection criteria, comprised of quantitative and qualitative considerations, including:
●Relative size: Companies with revenue and market capitalization generally within a reasonable range of Ziff Davis, typically approximating 0.3x to 3.0x the Company’s revenue and 0.25x to 4.0x the Company’s market capitalization at the time of approval. The Company approximated the 55th percentile on the basis of revenue and the 50th percentile on the basis of market capitalization at the time of approval.
●Business profile: Companies operating in digital media, internet services, software, data, information services, or other technology-enabled businesses with comparable business models and competitive dynamics.
●Market comparability: Companies with similar operating complexity and executive talent requirements.
●Geographic focus: Companies headquartered in the United States.

2025 Compensation Peer Group
Angi Inc.	IAC Inc.	Stride Inc.
Bumble Inc.	LendingClub Corp.	New York Times Co.
CarGurus Inc.	Match Group Inc.	Tripadvisor Inc.
Cars.com Inc.	QuinStreet Inc.	Veradigm Inc.
Frontdoor Inc.	RingCentral Inc.	Yelp Inc.
Getty Images Holdings Inc.	Shutterstock Inc.	ZoomInfo Technologies Inc.
GoodRx Holdings Inc.	Stagwell Inc.

* In 2025, the Committee refined the peer group to better reflect the Company’s business model and competitive environment. The Committee added the bolded companies and removed Doximity, Inc., Jack Henry & Associates, Inc., Smartsheet Inc., TechTarget, Inc., and Zillow Group, Inc.

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Executive Compensation Program
In 2025, our named executive officers’ compensation consisted primarily of base salary, annual incentive cash compensation, long-term restricted stock units and performance stock units.

Base Salary	Base salaries provide a market-competitive fixed amount of cash compensation, with the expectation that our named executive officers will perform their day-to-day responsibilities to the best of their abilities and in the best interests of the Company.
Annual Incentive Cash Compensation
Our annual cash incentive program directly aligns our named executive officers’ annual cash incentive pay with our financial performance objectives.

Financial Performance Metric: Adjusted Diluted EPS

Financial Target Bonus Payment Range: 0% to 185% of target performance

We also award bonuses based on the achievement of pre-defined ESG objectives up to a maximum of 15% of an executive’s then current Financial Target Bonus amount.

Long-Term Incentive Compensation
Our long-term incentives are designed to motivate and reward executives for sustained performance that drives long-term stockholder value creation and aligns realized pay outcomes with stockholder experience. These awards reinforce management’s focus on long-term strategic objectives, promote retention, and further align executives’ interests with those of stockholders.

Equity Mix: 50% restricted stock unit awards, 50% performance stock unit awards.

RSU Awards: equal annual vesting over three years.

PSU Awards: performance for awards granted in 2024 and 2025 is measured against total shareholder return relative to Russell 2000 for performance periods that are up to three years, capped at 200% of target performance.

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Base Salary
Base salaries are generally established through arm’s-length negotiation at the time of hire and are reviewed annually thereafter for all executive officers. In determining appropriate salary levels for the executive officers generally, the Compensation Committee considers, among other factors, the executive officer’s scope of responsibility, prior experience, and past performance, as well as data and insights related to prevailing compensation levels in relevant markets for executive talent.
In determining 2025 base salaries, the Compensation Committee considered those factors, as well as Company performance and general economic conditions.
In March 2025, following its annual review, the Compensation Committee determined not to implement any base salary increases for the executive officers in fiscal 2025.

Name	Title	2025 Salary ($)	2024 Salary ($)	Change from Prior Year
Vivek Shah	President and CEO	1,000,000	1,000,000	No change
Bret Richter	Chief Financial Officer	750,000	750,000	No change
Jeremy D. Rossen	Executive Vice President, General Counsel, and Secretary	500,000	500,000	No change
Lori Tansley	Chief Accounting Officer	400,000	400,000	No change

Annual Incentive Cash Compensation
Ziff Davis has established an executive bonus program for awarding annual cash bonuses to Ziff Davis’ senior executives, including the named executive officers. Guidelines under the program are established and reviewed annually and are designed to motivate and reward executives for the achievement of company-wide financial objectives and progress against key operational and strategic priorities.
For fiscal 2025, the bonus program for each executive was primarily comprised of two parts: (1) an individual bonus target (“Financial Target Bonus"), the payout of which is based solely on the Company’s performance against corporate financial targets, and (2) an individual ESG-related bonus target (“ESG Target Bonus"), the payout of which is based solely on the Company’s achievement of quantified ESG-related objectives. The Compensation Committee recommends, and the Board of Directors approves, each Financial Target Bonus and ESG Target Bonus for members of the senior leadership team, as well as the corporate financial targets and ESG-related objectives used to determine the each bonus payment. For our NEOs, annual bonus outcomes are determined

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exclusively based on these criteria. For certain other senior executives, their bonus payment criteria may also consider the financial achievement of the division the senior executive leads.
Financial Target Bonus
For fiscal 2025, the sole performance metric used to determine payments of the Financial Target Bonus was Adjusted Diluted Earnings Per Share. The target Adjusted Diluted Earnings Per Share for fiscal 2025 was $6.96 (the “2025 Financial Target”). No Financial Target Bonus would be awarded unless the Company achieved more than 90.4% of the 2025 Financial Target. If the Company achieved at least 90.4% of the 2025 Financial Target, the Financial Target Bonus would pay between 0% and 185% of the Financial Target Bonus amount, depending on the actual percentage of the 2025 Financial Target achieved. Payout of the Financial Target Bonus was capped at 185% if the Company achieved $7.77 or more of Adjusted Diluted Earnings Per Share.
For Mr. Shah, the Compensation Committee set the Financial Target Bonus percentage as 100% of his base salary. For Messrs. Richter and Rossen and Ms. Tansley, the Compensation Committee set the Financial Target Bonus percentage as 100%, 65% and 50% of base salary, respectively. The Compensation Committee determined these percentages and amounts based on the named executive officers’ relative level of responsibility, the size and complexity of their role, their past contributions to Ziff Davis’ performance, and expected contributions to Ziff Davis’ future success. These target bonuses were also based on the market compensation of similarly situated executives at other companies.
In fiscal 2025, the Company achieved Adjusted Diluted EPS of $6.63, representing achievement of 95.3% of the 2025 Financial Target and payout of 52.1% of the Financial Target Bonus. The below table displays the threshold, target, maximum and actual achievement with respect to the 2025 Financial Target.

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Adjusted Diluted Earnings Per Share Achievement
% of 2025 Financial Target	Adjusted Diluted EPS Amount ($)	Payout %
90.4%	6.29	0%
95.1%	6.62	50%
95.3%	6.63	52.1%
100%	6.96	100%
111.6%	7.77	185%
Consistent with prior years, the Compensation Committee did not exercise discretion or recommend to the Board of Directors any changes to any individual's Financial Target Bonus.
As such, on March 11, 2026, the Board of Directors approved the Compensation Committee’s recommendation to award the following payments to the named executive officers for their respective Financial Target Bonuses, based on the percent achievement of the 2025 Financial Target and corresponding payout of the Financial Target Bonus:

Name	Financial Target Bonus ($)	Financial Target Achievement	Percent Financial Target Bonus Paid	Bonus Payment ($)
Vivek Shah	1,000,000	95.3%	52.1%	521,000
Bret Richter	750,000	95.3%	52.1%	390,750
Jeremy D. Rossen	325,000	95.3%	52.1%	169,325
Lori Tansley	200,000	95.3%	52.1%	104,200

For fiscal 2023, 2024 and 2025, Ziff Davis paid the following aggregate annual bonus amounts to the named executive officers (Lori Tansley, an executive officer who joined the company in December 2024, did not receive a bonus for 2024):

Year	Aggregate Financial Target Bonus ($)	Financial Target Achievement	Percent Financial Target Bonus Achieved	Percent Financial Target Bonus Paid	Aggregate Financial Target Bonus Paid ($)
2023	2,150,000	93.5%	54.4%	54.4%	1,170,213
2024	2,075,000	94.7%	62.0%	62.0%	1,286,500
2025	2,275,000	95.3%	52.1%	52.1%	1,185,275
The Compensation Committee did not exercise discretion or recommend to the Board of Directors any changes to individual awards in any of fiscal 2023, 2024, or 2025.

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ESG Target Bonus
For each of Messrs. Shah, Richter and Rossen, as well as Ms. Tansley, the Compensation Committee set the ESG Target Bonus maximum payout to be 15% of each participant's Financial Target Bonus.
In response to shareholder feedback, for fiscal 2025, the Compensation Committee updated the achievement criteria for the ESG Target Bonus, such that it is based solely on the scores the Company receives from the following five organizations: Climate Disclosure Project, MSCI, ISS, the S&P Corporate Sustainability Assessment, and Sustainalytics. The score the Company receives from each organization equates to a specific contribution toward each participant's ESG Target Bonus, ranging from a minimum of 0% to a maximum of 3%. This equates to a total ESG Target Bonus range of 0% to 15% of each participant's total Financial Bonus Target.
The Compensation Committee determined that, based on the scores awarded to the Company by the organizations, for four of the organizations the maximum 3% would be contributed and for one of the organizations the target of 1.5% would be contributed. As such, on March 11, 2026, the Board of Directors approved the Compensation Committee’s recommendation that the ESG Target Bonus would be paid out at 13.5% of Financial Target Bonus and that the following bonuses be paid:

Name	Maximum ESG Target Bonus (15% of Financial Target Bonus, in $)	ESG Target Bonus Achievement (% of Financial Target Bonus)	Bonus Payment ($)
Vivek Shah	150,000	13.5%	135,000
Bret Richter	112,500	13.5%	101,250
Jeremy D. Rossen	48,750	13.5%	43,875
Lori Tansley	30,000	13.5%	27,000

Long-Term Equity Incentive Compensation

As outlined above, to ensure we meet our compensation objectives, we deliver long-term equity incentives through a mix of equity awards. The fiscal 2025 equity awards for our executive officers included a combination of RSUs and PSUs, as outlined below:

Equity Vehicle	Weighting	Metric	Performance Period	Vesting
Restricted Stock Units (RSUs)	50%	N/A	N/A	Ratable annually over three years
Performance Stock Units (PSUs)	50%	Relative TSR	Two years* and three years (fiscal 2025 – 2027)	15% after second year, 85% after third year

* Two-year award is a bridge towards a three-year award.

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Target Annual Equity Awards

In general, the Compensation Committee determines the appropriate size of stock-based compensation awards by evaluating the relative importance of the contributions of each executive and the expected future value of each award over the vesting period. The Compensation Committee also takes into account market data from time to time. This process is designed to achieve the proper balance between incentivizing and retaining the services of our executive officers and other key employees, while continuing to preserve stockholder value.
In fiscal 2025, the Compensation Committee issued RSUs and PSUs to the named executive officers as provided in the below table. The values for the RSUs are based on the grant date fair value of such awards and the values for the PSUs are based on a Monte Carlo simulation in accordance with FASB Accounting Standards Codification 718.

Name	Number of Performance Based Restricted Stock Units (#)	Dollar Value of Performance Based Restricted Stock Units ($)	Number of Time Based Restricted Stock Units (#)	Dollar Value of Time Based Restricted Stock Units ($)	Dollar Value of Total Long-Term Equity Incentive Award ($)
Vivek Shah	130,993	5,078,075	130,993	5,000,003	10,078,078
Bret Richter	45,848	1,777,344	45,848	1,750,018	3,527,362
Jeremy Rossen	24,234	939,455	24,234	925,012	1,864,467
Lori Tansley	6,550	253,917	6,550	250,014	503,931
The RSUs follow a ratable three-year vesting schedule, with one third of the grant amount vesting each calendar year over a three-year period, subject to the recipient’s continued employment with Ziff Davis on the applicable vesting date. The Compensation Committee believes that multi-year vesting promotes long-term decision making, long-term alignment with stockholders, and retention over the vesting period.
The Compensation Committee structured the PSUs to use relative stock price performance as the performance metric in order to reinforce alignment of executives’ interests with our stockholders. The Committee determined a three-year performance period was appropriate for the PSU awards.
For PSU award grants made in 2024 and 2025, which were the first two years of PSU grants under the new structure, a portion of the PSU award is eligible to vest after less than three years in order to serve as a bridge between the prior PSU award structure and the new three-year PSU award structure. Accordingly, with respect to PSUs granted in 2025, the awards will be earned, if at all, based on Ziff Davis’ TSR as compared to the Russell 2000 over two performance periods: 15% of the PSUs will be earned, if at all, based on relative TSR performance over two-year measurement period covering fiscal 2025 through fiscal 2026; 85% of the PSUs will be earned, if at all, based on relative TSR performance over a three-year measurement period covering fiscal 2025 through fiscal 2027. The Compensation Committee selected the Russell 2000 because it is a broad-based index against which to measure our value creation for shareholders, and the Company itself is included in the index. With respect to PSUs granted in 2024 and 2025, the applicable percentage of the target number of PSUs earned will be determined based on the thresholds outlined below.

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Relative TSR Performance For Each Performance Period	PSUs Earned (% of Target)
Less than 25th percentile of the performance peer group	0
25th percentile of the performance peer group	50
55th percentile of the performance peer group	100
Equal to or greater than 90th percentile of the performance peer group	200
With respect to PSUs granted in 2026, the awards will be earned, if at all, over a single three-year performance period based on criteria to be determined by the Compensation Committee.
On December 17, 2025 the Board of Ziff Davis approved the acceleration of the vesting of 5,074 shares granted to Mr. Richter, representing the final tranche of Mr. Richter's initial equity grant by one day, from January 1, 2026 to December 31, 2025.
Previously Granted PSUs With Performance Period Ending in 2025
2024 PSU awards. Our 2024 PSU awards utilized the same threshold and maximum goals as our 2025 PSU awards, but provided for three separate performance periods of one, two, and three years, respectively, to facilitate our transition to our 2025, three-year performance and cliff-vesting structure. Accordingly, 35% of the shares granted under the 2024 PSU award were eligible to vest based on our two-year relative TSR performance measured from January 1, 2024 through December 31, 2025. Based on our relative TSR percentile rank of 11.61% for the second tranche of the 2024 PSU awards, no shares vested.
2018 CEO long-term incentive award. In connection with his appointment as Chief Executive Officer of the Company, Mr. Shah was awarded an upfront long-term equity award, effective January 1, 2018 that included performance share awards ("PSAs") that vested in one-eighth increments only if the Company’s common stock price remained at or above eight separate stock price tranches, as previously disclosed. To date, Mr. Shah's 2018 award has achieved five tranches of these awards, or 62.5% of the PSAs granted.
Pre-2024 PSU and PSA Awards. The PSAs and PSUs awarded prior to fiscal 2024 vest with respect to one-fourth or one-fifth, as applicable, of such shares at such time as Ziff Davis common stock remains at or above specified stock prices for a specified number of trading days, provided no such shares were eligible to vest prior to the first anniversary of the date of grant, whether or not any stock price condition is satisfied prior to such time and the recipient is still employed by Ziff Davis at the applicable vesting date. The recipients have either eight years or eight and a half years to achieve any performance targets with respect to these awards, depending on the award. No tranches of the above-described awards achieved their performance targets in fiscal 2025.
Employee Stock Purchase Plan
Ziff Davis offers all of its employees, including Ziff Davis’ named executive officers, the opportunity to purchase Ziff Davis’ common stock through a tax-qualified employee stock purchase plan (“ESPP”). Under the ESPP, eligible employees can withhold up to 15% of their earnings, up to certain maximums, to be used to purchase shares of Ziff Davis’ common stock at certain plan-defined dates. The price of Ziff Davis common stock purchased under the ESPP for the offering periods is equal to 85% of the lesser of its fair market value at the beginning or the end of the offering period.

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Other Compensation
Ziff Davis’ executive officers are entitled to participate in Ziff Davis’ health, vision, dental, life, and disability insurance plans, Ziff Davis’ innovation and patent award program and Ziff Davis’ tax-qualified 401(k) plan, to the same extent as Ziff Davis’ other employees.
Change in Control and Severance Arrangements
In 2022 and, with respect to Ms. Tansley, in 2024, Ziff Davis entered into employment agreements with named executive officers that provide for certain change of control and severance benefits, as set forth below.
Pursuant to their employment agreements and equity award agreements, our named executive officers are eligible to receive benefits (1) in the event of certain qualifying terminations of employment in connection with a change in control and (2) upon their disability or death. The amount of benefits will vary based on the reason for the termination.
Under the terms of Mr. Shah’s June 13, 2022 employment agreement (the “Shah Employment Agreement”), if Mr. Shah’s employment with the Company is terminated by the Company other than for “cause” (as defined in the Shah Employment Agreement), or by Mr. Shah for “good reason” (as defined in the Shah Employment Agreement) and such termination is within three (3) months prior to or within two (2) years following a “change in control” of the Company (as defined in the Shah Employment Agreement) (a “Qualifying CIC Termination”), then Mr. Shah shall be entitled to receive (i) a cash severance amount equal to three (3) times the sum of Mr. Shah’s then current base salary and target annual bonus, payable in a lump sum, (ii) a pro rata bonus payment based on actual performance for the year of termination, (iii) continued medical benefits for eighteen (18) months and (iv) equity vesting benefits, whereby Mr. Shah’s outstanding and unvested equity awards as of such termination shall be treated in accordance with the 2015 Stock Plan or 2024 Stock Plan, as applicable, and the applicable award agreements thereunder. Upon a termination without “cause” or for “good reason,” not in connection with a “change in control” (a “Qualifying Non-CIC Termination”), Mr. Shah shall be entitled to receive (i) a cash severance amount equal to two (2) times the sum of his then current base salary and target annual bonus, payable in equal installments over a period of twelve (12) months in accordance with the Company’s standard payroll procedures, (ii) a pro rata bonus payment based on actual performance for the year of termination and (iii) continued medical benefits for eighteen (18) months. The foregoing severance benefits are subject to Mr. Shah’s execution and non-revocation of a general release of claims in favor of the Company. Mr. Shah is subject to certain non-solicitation restrictions while employed and for one year after termination of employment. In addition, he is subject to confidentiality and non-disparagement restrictions.
Under Messrs. Richter’s and Rossen’s June 13, 2022 employment agreements and under Ms. Tansley's November 21, 2024 employment agreement, upon a Qualifying CIC Termination, Messrs. Richter or Rossen or Ms. Tansley, as applicable, shall be entitled to receive (i) a cash severance amount equal to two (2) times the sum of Messrs. Richter’s or Rossen’s or Ms. Tansley's then current base salary and target annual bonus, payable in a lump sum, (ii) a pro rata bonus payment based on actual performance for the year of termination, (iii) continued medical benefits for eighteen (18) months and (iv) equity vesting benefits, whereby Messrs. Richter’s or Rossen’s or Ms. Tansley's outstanding and unvested equity awards as of such termination shall be treated in accordance with the 2015 Stock Plan or 2024 Stock Plan, as applicable, and the applicable award agreements thereunder. Upon a Qualifying Non-CIC Termination, Messrs. Richter or Rossen or Ms. Tansley, as the case may be, shall be entitled to receive (i) a cash severance amount equal to one (1) times the sum of his then current base salary and target annual bonus, payable in equal installments over a period of twelve (12) months in accordance with the Company’s standard payroll procedures, (ii) a pro rata bonus payment based on actual performance for the year of termination, (iii) continued medical benefits for twelve (12) months and (iv) equity vesting benefits, whereby Messrs. Richter’s or Rossen’s or Ms. Tansley's outstanding and unvested time-based awards that

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would have vested during the twelve (12) month period following the executive’s termination date shall vest in full and the executive’s then outstanding and unvested performance-based equity awards will remain outstanding and eligible to vest during the twelve (12) months following the applicable termination date. The foregoing severance benefits are subject to Messrs. Richter’s, or Rossen’s or Ms. Tansley's, as the case may be, execution and non-revocation of a general release of claims in favor of the Company. Each of Messrs. Richter and Rossen and Ms. Tansley are subject to certain non-compete and non-solicitation restrictions while employed and for six months after termination of employment. In addition, each of Messrs. Richter and Rossen and Ms. Tansley are subject to confidentiality and non-disparagement restrictions.

Equity Grant Timing Practices
The Compensation Committee grants long-term incentive awards to executive officers and other employees pursuant to the 2024 Equity Incentive Plan on hire, annually, and occasionally outside of the annual grant cycle under special circumstances. The Compensation Committee did not take material nonpublic information into account when determining the timing and terms of equity awards granted in fiscal 2025, and the Company does not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation. During fiscal 2025, the Company did not grant any stock options, SARs, or similar awards.

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Summary
After its review of all existing programs, consideration of current market and competitive conditions, and alignment with Ziff Davis’ overall compensation objectives and philosophy, the Compensation Committee believes that the total compensation program for Ziff Davis’ executive officers is focused on increasing value for stockholders and enhancing Ziff Davis’ performance. The Compensation Committee currently is satisfied that the compensation Ziff Davis pays to its named executive officers properly ties a significant portion of compensation to stock appreciation or stockholder value through stock-based compensation awards and annual cash incentive bonus measures and delivers compensation levels that are competitive with the compensation programs offered by other corporations with which Ziff Davis competes for executive talent. The following are highlights of our executive compensation program.

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What we do:	What we do NOT do:
✓ Annual cash incentives directly tied to our Adjusted Diluted Earnings Per Share which is related to our profitability;	✖No annual guaranteed salary increases, guaranteed annual cash incentives, or guaranteed equity compensation;
✓ Substantial portion of total compensation in the form of long-term equity awards;	✖No repricing of underwater stock options;
✓ Long-term PSU awards directly tied to (i) stock price performance and (ii) returns generated for our stockholders as measured by relative TSR;	✖No excessive perquisites;
✓ Stock ownership guidelines for executive officers and directors, supplemented with an anti-hedging policy;	✖No hedging transactions, short sales, or pledging of our common stock permitted for any employee, including executive officers;
✓ Independent Compensation Committee to fairly administer executive compensation program;	✖No tax gross-ups on perquisites, severance, or change in control payments;
✓ Clawback policy to recover incentive compensation in certain circumstances;	✖No executive pensions or additional benefit accruals under nonqualified executive retirement programs; and
✓ Ongoing shareholder outreach by our Board and management to solicit feedback on compensation and governance;	✖No quarterly dividends paid on unvested equity awards or unearned PSU awards; and
✓ Independent compensation consultant provides input into the Compensation Committee’s compensation determinations; and	✖No "spring-loaded" equity awards, which take advantage of material non-public information to enhance the value awarded to recipients.
✓ Peer group reviews conducted annually by our Compensation Committee to ensure the ongoing relevance of peers.

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Notwithstanding anything to the contrary set forth in any of Ziff Davis’ filings under the Securities Act or the Exchange Act, that might incorporate future filings, including this proxy statement, in whole or in part, the following Compensation Committee Report shall not be deemed to be “Soliciting Material,” is not deemed “filed” with the SEC and shall not be incorporated by reference into any filings under the Securities Act or Exchange Act whether made before or after the date hereof and irrespective of any general incorporation language in such filings.

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Compensation Committee Report
Management of Ziff Davis has prepared the Compensation Discussion and Analysis as required by Item 402(b) of Regulation S-K, and the Compensation Committee of the Board of Directors has reviewed and discussed it with management. Based on this review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the proxy statement for Ziff Davis’ 2026 Annual Meeting of Stockholders.

Submitted by the Compensation Committee of the Board of Directors,

Scott C. Taylor, Chair
Sarah Fay
William Brian Kretzmer
Kirk McDonald
Neville Ray

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Summary Compensation Table
The table below summarizes the total compensation earned by each of the named executive officers in 2023, 2024, and 2025.

Name and Principal Position	Year	Salary ($)	Bonus ($))	Stock Awards ($)(1)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
Vivek Shah President & Chief Executive Officer	2025	1,000,000	—	10,078,078	—	656,000	33,870	11,767,948
	2024	1,000,000	—	10,941,058	—	720,000	32,312	12,693,370
	2023	1,000,000	—	—	—	669,285	26,604	1,695,889
Bret Richter Chief Financial Officer	2025	750,000	—	3,527,362	—	492,000	32,995	4,802,357
	2024	750,000	—	5,031,003	—	540,000	32,312	6,353,315
	2023	625,000	—	2,185,659	—	418,303	26,604	3,255,566
Jeremy D. Rossen Executive Vice President, General Counsel and Secretary	2025	500,000	—	1,864,467	—	213,200	33,620	2,611,287
	2024	500,000	—	1,526,014	—	234,000	32,312	2,292,326
	2023	500,000	—	1,069,131	—	217,518	27,104	1,813,753
Lori Tansley Chief Accounting Officer(4)	2025	400,000	—	503,931	—	131,200	34,214	1,069,345
	2024	33,333	—	250,038	—	—	1,343	284,714
	2023	—	—	—	—	—	—	—

(1)These amounts represent the grant date fair value under ASC 718 for RSUs granted and report a grant date value for the PSUs based upon a Monte-Carlo simulation model, which simulated the present value of the potential outcomes of future stock prices over the performance period. There can be no assurance that the ASC 718 amount will ever be realized. Assumptions used in the calculation of these amounts for RSUs and PSUs granted are included in Note 14, “Share-Based Compensation” to the audited financial statements for the fiscal year ended December 31, 2025, included in Ziff Davis’ Annual Report on Form 10-K filed with the SEC on February 24, 2026. Assuming the achievement of all performance conditions, the value of the 2025, 2024, and 2023 PSUs at the grant date would be: $5,078,075 (2025) and $6,191,039 (2024) for Mr. Shah; $1,777,344 (2025), $2,280,964 (2024), and $1,150,040 (2023) for Mr. Richter; $939,455 (2025), $863,501 (2024), and $562,572 (2023) for Mr. Rossen; and $253,917 (2025) for Ms. Tansley.
(2)Amounts reported in this column represent compensation earned in the year in which they were reported. Amounts reflect inclusion of ESG Bonus.
(3)See “2025 All Other Compensation” table.
(4)Ms. Tansley began employment as Chief Accounting Officer on December 2, 2024.

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Grants of Plan-Based Awards

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)(3)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($ / Sh)	Grant Date Fair Value of Stock and Option Awards($)(4)
		Threshold(1) ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Vivek Shah	02/10/2025	–	1,000,000	2,000,000	–	–	–	–	–	–	–
	03/05/2025	–	–	–	65,497	130,993	261,986	–	–	–	5,078,075
	03/05/2025	–	–	–	–	–	–	130,993	–	–	5,000,003
Bret Richter	02/10/2025	–	750,000	1,500,000	–	–	–	–	–	–	–
	03/05/2025	–	–	–	22,924	45,848	91,696	–	–	–	1,777,344
	03/05/2025	–	–	–	–	–	–	45,848	–	–	1,750,018
Jeremy D. Rossen	02/10/2025	–	325,000	650,000	–	–	–	–	–	–	–
	03/05/2025	–	–	–	12,117	24,234	48,468	–	–	–	939,455
	03/05/2025	–	–	–	–	–	–	24,234	–	–	925,012
Lori Tansley	02/10/2025	–	200,000	400,000	–	–	–	–	–	–	–
	03/05/2025	–	–	–	3,275	6,550	13,100	–	–	–	253,917
	03/05/2025	–	–	–	–	–	–	6,550	–	–	250,014

(1)A portion of the Financial Target Bonus for 2025 was paid because Adjusted Diluted Earnings Per Share of more than $6.29 (i.e., more than 90.4% of the 2025 Goal) was achieved, as more fully described in the “Compensation Discussion and Analysis – Incentive Cash Compensation” above. If 90.4% or less of the 2025 Goal were achieved, the named executive officers would not have been paid any Financial Target Bonus.
(2)These awards consist of PSUs that vest if Ziff Davis achieves certain levels of relative total shareholder returns (“TSR”) over a defined performance period. See “Long-Term Equity Incentive Compensation” above for additional detail related to such performance metrics.
(3)These awards consist of RSUs that vest in three equal installments on each anniversary of the grant date, with the first installment vesting on March 5, 2026, provided that the recipient is still employed by Ziff Davis at the applicable vesting date.
(4)The grant date fair value of each equity award was computed in accordance with FASB ASC Topic 718.

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Outstanding Equity Awards at Fiscal Year-End
The following tables provide information on the holdings of equity awards by the named executive officers as of December 31, 2025.

Option Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#)	Number of Securities Underlying Unexercised Options (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
		Exercisable	Unexercisable
Vivek Shah	01/01/2018	380,743	54,392	–	68.97	1/1/2028(1)
Bret Richter	–	–	–	–	–	–
Jeremy D. Rossen	–	–	–	–	–	–
Lori Tansley	–	–	–	–	–	–

Time-Based Stock Awards
Name	Type	Grant Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)
Vivek Shah	RSA	01/01/2018	27,197(3)	955,975
Vivek Shah	RSU	03/06/2024	47,349(4)	1,664,317
Vivek Shah	RSU	03/05/2025	130,993(5)	4,604,404
Bret Richter	RSU	03/08/2023	7,391(6)	259,794
Bret Richter	RSU	03/06/2024	17,444(4)	613,157
Bret Richter	RSU	03/05/2025	45,848(5)	1,611,557
Jeremy D. Rossen	RSU	03/03/2022	1,385(7)	48,683
Jeremy D. Rossen	RSU	03/08/2023	3,616(6)	127,102
Jeremy D. Rossen	RSU	03/06/2024	6,604(4)	232,131
Jeremy D. Rossen	RSU	03/05/2025	24,234(5)	851,825
Lori Tansley	RSU	12/02/2024	2,779(8)	97,682
Lori Tansley	RSU	03/05/2025	6,550(5)	230,233

Performance-Based Stock Awards
Name	Type	Grant Date	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Vivek Shah	PSA (Stock Price)	01/01/2018	163,181(9)	5,735,812
Vivek Shah	PSU (rTSR)	03/06/2024	60,370(10)	2,122,006
Vivek Shah	PSU (rTSR)	03/05/2025	130,993(11)	4,604,404
Bret Richter	PSU (Stock Price)	03/03/2022	10,069(12)	353,925
Bret Richter	PSU (Stock Price)	03/08/2023	14,782(13)	519,587
Bret Richter	PSU (rTSR)	03/06/2024	22,242(10)	781,806
Bret Richter	PSU (rTSR)	03/05/2025	45,848(11)	1,611,557
Jeremy D. Rossen	PSU (Stock Price)	03/03/2021	2,222(14)	78,103
Jeremy D. Rossen	PSU (Stock Price)	03/03/2022	5,538(12)	194,661
Jeremy D. Rossen	PSU (Stock Price)	03/08/2023	7,231(13)	254,170
Jeremy D. Rossen	PSU (rTSR)	03/06/2024	8,421(10)	295,998
Jeremy D. Rossen	PSU (rTSR)	03/05/2025	24,234(11)	851,825
Lori Tansley	PSU (rTSR)	03/05/2025	6,550(11)	230,233
(1)The options were granted on January 1, 2018. The options vest and becomes exercisable in eight equal annual installments. The first installment vested on January 1, 2019. The options became fully vested on January 1, 2026.

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(2)The market value is determined by multiplying the number of shares by $35.15, the closing trading price of Ziff Davis common stock on the Nasdaq Global Select Market (“Nasdaq”) on December 31, 2025, the last trading day of the fiscal year.
(3)Remaining RSAs granted on January 1, 2018 that vest ratably over eight years, initially vesting on January 1, 2019.
(4)Remaining RSUs granted on March 6, 2024 that vest ratably over three years, initially vesting on March 6, 2025.
(5)Remaining RSUs granted on March 5, 2025 that vest ratably over three years, initially vesting on March 5, 2026.
(6)Remaining RSUs granted on March 8, 2023 that vest ratably over four years, initially vesting on March 8, 2024.
(7)Remaining RSUs granted on March 3, 2022 that vest ratably over four years, initially vesting on March 3, 2023.
(8)Remaining RSUs granted on December 2, 2024 that vest ratably over three years, initially vesting on December 2, 2025.
(9)Remaining PSAs granted on January 1, 2018 that vest based on specified stock price targets of the Company’s common stock.
(10)Remaining PSUs granted on March 6, 2024 that vest if Ziff Davis achieves certain levels of relative TSR over certain performance periods within three years from the date of grant.
(11)Remaining PSUs granted on March 5, 2025 that vest if Ziff Davis achieves certain levels of relative TSR over certain performance periods within three years from the date of grant.
(12)Remaining PSUs granted on March 3, 2022 that vest based on specified stock price targets of the Company’s common stock.
(13)Remaining PSUs granted on March 8, 2023 that vest based on specified stock price targets of the Company’s common stock.
(14)Remaining PSUs granted on March 3, 2021 that vest based on specified stock price targets of the Company’s common stock.

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Option Exercises and Stock Vested in Fiscal Year
The following table sets forth certain information with respect to stock options exercised and vested stock awards by Ziff Davis’ executive officers during the fiscal year ended December 31, 2025.

Name	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Vivek Shah	–	–	84,582	3,519,692
Bret Richter	–	–	39,658	1,615,670
Jeremy D. Rossen	–	–	10,314	403,212
Lori Tansley	–	–	1,389	46,212

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All Other Compensation
The following table and related footnotes describe each component of the column entitled “All Other Compensation” in the Summary Compensation Table.

Name	Year	Insurance Premiums ($)	Company Contributions to Retirement and 401(k) Plans ($)	Total ($)
Vivek Shah	2025	26,870(1)	7,000	33,870
Bret Richter	2025	26,870(2)	6,125	32,995
Jeremy D. Rossen	2025	26,870(3)	6,750	33,620
Lori Tansley	2025	28,214(4)	6,000	34,214
(1)    Consists of $26,164 in medical, dental and vision insurance premium contributions, $196 in short term and long term disability insurance premium contributions, $60 in AD&D insurance premium contributions, and $450 in life insurance premium contributions for $500,000 in life insurance benefits. All values rounded to nearest dollar and totals reflect such rounding.
(2)    Consists of $26,164 in medical, dental and vision insurance premium contributions, $196 in short term and long term disability insurance premium contributions, $60 in AD&D insurance premium contributions, and $450 in life insurance premium contributions for $500,000 in life insurance benefits. All values rounded to nearest dollar and totals reflect such rounding.
(3)    Consists of $26,164 in medical, dental and vision insurance premium contributions, $196 in short term and long term disability insurance premium contributions, $60 in AD&D insurance premium contributions, and $450 in life insurance premium contributions for $500,000 in life insurance benefits. All values rounded to nearest dollar and totals reflect such rounding.
(4)    Consists of $27,609 in medical, dental and vision insurance premium contributions, $196 in short term and long term disability insurance premium contributions, $48 in AD&D insurance premium contributions, and $361 in life insurance premium contributions for $401,000 in life insurance benefits. All values rounded to nearest dollar and totals reflect such rounding.

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Potential Payments Upon Termination or Change in Control
Our named executive officers are eligible to receive benefits in the event they (1) experience a qualifying termination following a change in control, (2) experience a qualifying termination not in connection with a change in control, (3) upon their retirement, or (4) upon their disability or death. The amount of benefits will vary based on the reason for the termination.
The following narrative disclosure and table present calculations as of December 31, 2025 of the estimated benefits our named executive officers would receive upon certain terminations. Although the calculations are intended to provide reasonable estimates of the potential benefits, they are based on numerous assumptions and may not represent the actual amount an executive would receive if an eligible termination event were to occur.
Ziff Davis has provided change of control and severance arrangements to certain of its executive officers, as summarized above in the section “Components of Our Executive Compensation Program—Change in Control and Severance Arrangements.”

Named Executive Officer	Termination Without Cause or for Good Reason (“Qualifying Termination”) ($)	Qualifying Termination in Connection with a Change in Control ($)	Retirement ($)	Death or Disability ($)
Vivek Shah
Cash Severance(1)	4,000,000	6,000,000	—	—
Pro-Rated Bonus(2)	1,000,000	1,000,000	—	1,000,000
Medical Benefits(3)	40,305	40,305	—	—
Equity Vesting(4)	2,366,931	9,136,645	955,975	7,224,696
Total	7,407,236	16,176,950	955,975	8,224,696
Bret Richter
Cash Severance(1)	1,500,000	3,000,000	—	—
Pro-Rated Bonus(2)	750,000	750,000	—	750,000
Medical Benefits(3)	26,870	26,870	—	—
Equity Vesting(4)	973,620	3,358,020	—	2,484,507
Total	3,250,490	7,134,890	—	3,234,507
Jeremy D. Rossen
Cash Severance(1)	825,000	1,650,000	—	—
Pro-Rated Bonus(2)	325,000	325,000	—	325,000
Medical Benefits(3)	26,870	26,870	—	—
Equity Vesting(4)	512,241	1,786,675	—	1,259,741
Total	1,689,111	3,788,545	—	1,584,741
Lori Tansley
Cash Severance(1)	600,000	1,200,000	—	—
Pro-Rated Bonus(2)	200,000	200,000	—	200,000
Medical Benefits(3)	28,214	28,214	—	—
Equity Vesting(4)	125,556	327,914	—	327,914
Total	953,770	1,756,128	—	527,914

(1)    If the named executive officer’s employment is terminated by Ziff Davis without “cause” or by the executive for “good reason” (as each term is defined in the executive’s employment agreement) (a “Qualifying Termination”), the executive is entitled to two times (in the case of Mr. Shah) or one times (in the case of Messrs. Richter and Rossen and Ms. Tansley) the sum of the executive’s then current (x) base salary, and (y) target annual bonus, payable in equal installments over a period of 12 months. If a Qualifying Termination occurs (a) within three months prior to and is in connection with a “change in control” or within two years following a “change in control” (a “Qualifying CIC Termination”), three times (in the case of Mr. Shah) or two times (in the case of Messrs. Richter and Rossen and Ms. Tansley) the executive’s then

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current: (x) base salary, and (y) target annual bonus, payable in a lump sum no later than 60 days after the termination date.
(2)    Represents 100% of the annual bonus target, however, potential payment would reflect a pro-rated bonus for the year of termination based on actual performance, which will be in a lump sum when bonuses are paid to the Company’s other executive officers.
(3)    Represents the amounts payable in respect of medical benefits to each named executive officer upon a Qualifying Termination for 18 months (in the case of Mr. Shah) or 12 months (in the case of Messrs. Richter and Rossen and Ms. Tansley) (provided that in the event of Qualifying CIC Termination, such benefits will be provided for 18 months to all named executive officers) following the termination date.
(4)    Equity vesting amounts in this table are calculated by multiplying the number of shares vesting by $35.15, which is the closing price of Ziff Davis common stock on the Nasdaq on December 31, 2025. With respect to Qualifying Termination, (i) the amounts represent the value that Messrs. Shah, Richter and Rossen and Ms. Tansley would have realized as of December 31, 2025 from the acceleration of certain unvested RSUs, and (ii) Messrs. Shah, Richter and Rossen's unvested PSUs granted prior to 2024 (if any) would remain eligible to vest for a period of twelve months from the termination date, while unvested PSUs granted in 2024 would vest with respect to the applicable achievement rate of the second performance period for such PSUs and unvested PSUs granted in 2025 would vest with respect to the applicable achievement rate of the first and second performance period for such PSUs.
With respect to a Qualifying Termination in Connection with a Change in Control, (i) the amount for Mr. Shah represents the value that Mr. Shah would have realized as of December 31, 2025 from the acceleration of any unvested RSAs or RSUs, as well as the vesting of his next tranche of PSAs in respect of the Shah Equity Award and any unvested PSUs in accordance with the terms of applicable grant terms, and (ii) the amounts for Messrs. Richter and Rossen and Ms. Tansley represent the value that they would have realized as of December 31, 2025 from the accelerated vesting of any unvested PSUs or RSUs in accordance with the terms of the applicable grant agreements.
With respect to Retirement, the amounts represent the value that Mr. Shah would have realized as of December 31, 2025 from the accelerated vesting of certain unvested RSAs.
With respect to death or disability, the amounts represent the value that Messrs. Shah, Richter and Rossen and Ms. Tansley would have realized as of December 31, 2025 from the acceleration of any unvested RSUs or RSAs. Any unvested PSUs or PSAs held by Messrs. Shah, Richter and Rossen and Ms. Tansley would remain eligible to vest for a period of thirty-six months following the date of termination.
The values provided for Mr. Shah does not include acceleration of unvested stock options, as Mr. Shah’s stock options were out-of-the-money as of December 31, 2025.

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Pay Versus Performance
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid (as defined by SEC rules) and certain financial performance of the Company.

Year	Summary Compensation Table Total to CEO ($)(1)	Compensation Actually Paid to CEO ($)(2)	Average Summary Compensation Table Total for Non-CEO NEOs ($)(1)	Average Compensation Actually Paid to Non-CEO NEOs ($)(2)	Value of Initial Fixed $100 Investment Based On		Net Income ($, thousands) (5)	Adjusted Diluted Earnings Per Share ($)
					Company TSR ($)(3)	Peer Group(4) TSR ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
2025	11,767,948	2,893,353	2,827,663	1,058,108	41.39	134.40	47,354	6.63
2024	12,693,370	5,197,615	2,558,225	1,185,529	66.71	149.37	63,047	6.62
2023	1,695,889	(6,885,661)	2,107,889	1,595,428	82.49	128.14	41,503	6.19
2022	1,473,825	(16,696,645)	2,234,411	1,110,152	97.10	109.59	63,757	6.65
2021	16,469,111	35,814,433	2,458,189	1,901,309	136.09	137.74	496,714	8.94
(1)    The chief executive officer (CEO) and non-CEO named executive officers (NEOs) reflected in the above table reflect the following:

Year	CEO	Non-CEO NEOs
2025	Vivek Shah	Bret Richter, Jeremy D. Rossen, Lori Tansley
2024	Vivek Shah	Bret Richter, Jeremy D. Rossen, Layth Taki, Lori Tansley
2023	Vivek Shah	Bret Richter, Jeremy D. Rossen, Layth Taki
2022	Vivek Shah	Steve Dunn, Bret Richter, Jeremy D. Rossen
2021	Vivek Shah	Steve Dunn, Jeremy D. Rossen, Scott Turicchi

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(2)    Compensation Actually Paid (“CAP”) is calculated as follows:

	2025		2024		2023		2022		2021
	CEO($)	Average Non-CEO NEOs($)	CEO($)	Average Non-CEO NEOs($)	CEO($)	Average Non-CEO NEOs($)	CEO($)	Average Non-CEO NEOs($)	CEO($)	Average Non-CEO NEOs($)
Summary Compensation Table	11,767,948	2,827,663	12,693,370	2,558,225	1,695,889	2,107,889	1,473,825	2,234,411	16,469,111	2,458,189
- Stock and Option Awards(a)	10,078,078	1,965,253	10,941,058	1,960,897	—	1,322,522	—	1,564,788	13,514,102	1,570,822
+ Year End Fair Value of Equity Awards Granted in the Applicable Year(b)	7,418,789	1,446,684	7,268,494	1,182,673	—	1,098,673	—	1,001,372	16,120,692	743,802
+ Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that are Unvested at Year End(b)	(4,943,021)	(975,888)	(3,544,998)	(273,103)	(8,189,234)	(259,874)	(17,470,107)	(162,552)	8,121,417	69,704
+ Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year(b)	(1,039,677)	(235,722)	(278,193)	(1,850)	(392,316)	(28,738)	(700,363)	(67,881)	7,771,537	1,433,407
- Any Awards Granted in Any Prior FY that Fail to Meet the Applicable Vesting Conditions During the Covered FY, the Amount Equal to the Fair Value at the End of the Prior FY(b)	232,608	39,376	—	319,519	—	—	—	330,410	—	1,236,915
+ Awards Granted and Vested in Current Year, Valued as of Vest Date(b)	—	—	—	—	—	—	—	—	845,778	3,944
+ Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation(b)	—	—	—	—	—	—	—	—	—	—
Compensation Actually Paid	2,893,353	1,058,108	5,197,615	1,185,529	(6,885,661)	1,595,428	(16,696,645)	1,110,152	35,814,433	1,901,309

(a)    Represents the aggregate grant date fair value of all equity awards reported in the Stock Awards and Stock Option Awards columns in the Summary Compensation Table for the applicable year.
(b)    Represents the sum of the fair value of all equity awards granted during the covered fiscal year, measured at the end of the year plus the change in fair value of unvested awards granted in prior fiscal years, measured at the end of the covered fiscal year (or, for awards that vested in the covered fiscal year, as of the vesting date), less the fair value of awards that were forfeited during the covered fiscal year, measured as of the prior fiscal year-end, plus any dividends or earnings paid on equity awards prior to vesting that are not otherwise captured. The valuation methodology used to calculate fair values are consistent with those used at the time of grant.

(3)    On October 7, 2021, Ziff Davis completed the separation of Consensus (Nasdaq: CCSI). A shareholder of the Company who acquired one share of Ziff Davis common stock at the start of the measurement period and reinvested all cash dividends into Ziff Davis common stock at then-current prices from the start of the measurement period to the time of the separation would have owned 1.024 shares of Ziff Davis common stock at the time of the separation of Consensus. At the time of the separation of Consensus, Ziff Davis common shareholders received a dividend of one CCSI share for every three shares of Ziff Davis common stock.

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Therefore, the value of this dividend for each Ziff Davis common shareholder was $18.68 per share based on the October 7, 2021 Consensus share price of $56.04 ($56.04 / 3 = $18.68). For purposes of calculating the Ziff Davis total return, we assume that the value of the Consensus shares issued to the Ziff Davis shareholder at the time of the separation (1.024 shares x $18.68 = $19.12) was reinvested into Ziff Davis common stock at the ex-dividend price of Ziff Davis common stock ($124.16), resulting in ownership of an additional 0.154 shares of Ziff Davis common stock.
(4)    Peer Group TSR reflects the Company’s peer group (Russell 2000) as reflected in our Annual Report on the Form 10-K pursuant to Item 201(e) of Regulation S-K for the fiscal year ended December 31, 2025. Each year reflects what the cumulative value of $100 would be, including the reinvestment of dividends, if such amount were invested on December 31, 2020.
(5)    Adjusted Diluted Earnings Per Share, which is used for the determination of Financial Target Bonus payouts, is a non-GAAP financial measure and is calculated by dividing adjusted net income by the diluted weighted average shares of common stock outstanding excluding the effect of convertible debt dilution. As noted in footnote 3, the Company spun off its cloud fax business, Consensus, in 2021. The spin-off was accounted for as a discontinued operation. The results of the cloud fax business are included in Adjusted Diluted Earnings Per Share for periods presented through the spin-off date on October 7, 2021.

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Pay Versus Performance Descriptive Disclosure
We chose Adjusted Diluted Earnings Per Share as our Company Selected Measure for evaluating Pay Versus Performance because our CEO and non-CEO NEO bonus compensation is directly tied to Adjusted Diluted Earnings Per Share, and it is an important measure in determining Compensation Actually Paid.

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Required Tabular Disclosure of Most Important Measures to Determine FY2025 CAP
The items listed below represent the most important metrics we used to determine “Compensation Actually Paid” for the Fiscal Year ended 2025. The performance measures included in this table are not ranked by relative importance.

Most Important Performance Measures	Adjusted Diluted Earnings Per Share
PSU relative TSR achievement
PSU stock price target achievement

The most important performance measures that impact our CEO’s and NEOs’ 2025 compensation are (1) Adjusted Diluted Earnings Per Share, (2) PSU relative TSR achievement, and (3) PSU stock price targets. Adjusted Diluted Earnings Per Share is defined as set forth in footnote 5 of the Pay Versus Performance table above. PSUs granted to our CEO and NEOs in or after 2024 vest if we achieve certain levels of relative TSR over a three-year performance period. Vesting is based on meeting relative TSR threshold levels of performance; if the threshold is not met, the PSU is forfeited. Any PSUs granted to our CEO or NEOs prior to 2024 vest if Ziff Davis common stock remains at or above set stock price targets for at least 20 trading days in any 30 consecutive trading day period before the restrictions on the PSUs lapse.

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Pay Ratio Disclosure
The Company’s Principal Executive Officer is Mr. Shah (the “CEO”). Set forth below is our median employee’s annual total compensation (excluding Mr. Shah’s), Mr. Shah’s annual total compensation and the ratio of these amounts:
Median employee annual total compensation (excluding our CEO): $82,211
Mr. Shah, our CEO, annual total compensation: $11,767,948
Ratio of CEO to median employee compensation: 143.14:1

Background
As of December 31, 2025, the Company had 3,860 employees. In determining the median employee, the Company prepared a listing of all employees as of December 31, 2025 on an anonymous basis and included all income that was reportable to the applicable taxing authority in the jurisdiction in which each such employee was employed. For example, in the United States, the Company used each employee’s income reflected on Form W-2. The Company annualized the compensation of its permanent employees who were employed for less than the full year. We selected the median amount from this list.
The pay ratio is a reasonable estimate calculated in a manner consistent with SEC rules based on our payroll and employment records and the methodology described above. The SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions and to make reasonable estimates and assumptions that reflect their compensation practices. As such, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates, and assumptions in calculating their own pay ratios.

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Compensation Risk, Clawback Policy, and Interlocks
Compensation Risk
The Compensation Committee has reviewed the Company’s compensation policies and practices for all employees, including executive and non-executive officers, and determined that Ziff Davis’ compensation programs do not give rise to risks reasonably likely to have a material adverse effect on the Company. The Compensation Committee noted several design features of Ziff Davis’ cash and equity incentive programs for all executive officers in particular that reduce the likelihood of excessive risk-taking and instead encourage behaviors that support sustainable value creation:
●The program design provides a balanced mix of cash and equity, annual and long-term incentives, and performance metrics (earnings and relative total stockholder return);
●There is a significant weighting towards long-term incentive compensation that discourages short-term risk taking;
●Goals utilize pay slopes with threshold through maximum payout opportunities to reduce ‘all or nothing’ pay outcomes; and
●The maximum payout of the Financial Target Bonus was capped at 185% of target for 2025.
Clawback Policy
Consistent with the requirements of the Securities and Exchange Commission and Nasdaq listing standards, we maintain a clawback policy that requires us to seek recovery of erroneously awarded incentive-based compensation (including all annual cash incentive compensation as well as performance-based equity) received by any of our named executive officers (including the Company's CEO and all non-CEO named executive officers, as well as other executive officers) during any three-fiscal-year period prior to the date the Company is required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under the securities laws, including any required accounting restatement that results from the correction of an error that is material to the previously issued financial statement(s), or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period.
In the event of a financial restatement, all named executive officers of the Company (including the CEO and all non-CEO named executive officers, as well as other executive officers) would forfeit the amount of any incentive-based compensation (including but not limited to vested PSUs) paid or vested during the three years preceding the date of the restatement that the Board of Directors, or the Compensation Committee if the Board of Directors delegates its administrative authority to the Compensation Committee, determines exceeds the amount the employee would have received had the revised financial statement(s) been used to determine the compensation. Our clawback policy is filed as an exhibit to our Annual Report on Form 10-K for the fiscal year ended December 31, 2025.
Compensation Committee Interlocks and Insider Participation
Ms. Fay and Messrs. Kretzmer, McDonald, Ray, and Taylor served on the Compensation Committee during 2025. Ziff Davis has no interlocking relationships or other transactions involving any of its Compensation Committee members that are required to be reported pursuant to applicable SEC rules. No member of the Compensation Committee has ever been an officer or employee of Ziff Davis.

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Equity Compensation Plan Information
The following table provides information as of December 31, 2025, regarding shares outstanding and available for issuance under Ziff Davis’ existing stock-based plans:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights(1) (Column A)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (Column B)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans(3) (Excluding Securities Reflected in Column A) (Column C))
Equity compensation plans approved by security holders	435,135(2)	68.97	2,597,028
Equity compensation plans not approved by security holders	—	—	—

(1)The number of shares has been adjusted to reflect the Consensus Spin-Off.
(2)Consists of shares to be issued upon the exercise of stock options outstanding under the 2015 Stock Plan.
(3)Consists of 2,019,694 shares available for grant under the 2024 Stock Plan and 577,334 shares available for purchase under the 2001 Employee Stock Purchase Plan.

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AUDIT-RELATED MATTERS
Audit Committee Report
Ziff Davis’ management has the primary responsibility for establishing and maintaining adequate internal financial controls, for preparing the financial statements, and for the public reporting process. KPMG LLP (“KPMG”), Ziff Davis’ independent auditor for 2025, was responsible for expressing opinions on the conformity of Ziff Davis’ 2025 audited financial statements with generally accepted accounting principles and on the effectiveness of Ziff Davis’ internal control over financial reporting as of December 31, 2025. The Audit Committee reviewed Ziff Davis’ financial reporting process on behalf of the Board of Directors. As part of this review for fiscal 2025, the Audit Committee met privately with KPMG and Ziff Davis’ internal auditors to discuss the Company’s financial statements and disclosures, accounting policies and their application, internal controls over financial reporting, and other matters of importance to the Audit Committee, KPMG, or the internal auditors.
In this context, the Audit Committee reviewed and discussed with management and KPMG the audited financial statements for the year ended December 31, 2025, Ziff Davis’ internal control over financial reporting, and KPMG’s evaluation of Ziff Davis’ internal control over financial reporting. The Audit Committee discussed with KPMG the applicable matters required to be discussed by the Public Company Accounting Oversight Board and the SEC. The Audit Committee received the written disclosures and the letter from KPMG required by applicable requirements of the Public Company Accounting Oversight Board regarding KPMG’s communications with the Audit Committee concerning independence, and discussed with KPMG that firm’s independence. The Audit Committee concluded that KPMG’s provision of audit and non-audit services to Ziff Davis and its affiliates through December 31, 2025, did not impair KPMG’s independence.
Based on the considerations referred to above, the Audit Committee recommended to Ziff Davis’ Board of Directors that the audited financial statements for the fiscal year ended December 31, 2025, be included in Ziff Davis’ Annual Report on Form 10-K for 2025.
Submitted by the Audit Committee of
Ziff Davis’ Board of Directors,
Jana Barsten, Chair
Trace Harris
William Brian Kretzmer
Scott C. Taylor

Notwithstanding anything to the contrary set forth in any of Ziff Davis’ filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that might incorporate future filings, including this proxy statement, in whole or in part, the Audit Committee Report appearing above shall not be deemed to be “Soliciting Material,” is not deemed “filed” with the SEC and shall not be incorporated by reference into any filings under the Securities Act or Exchange Act whether made before or after the date hereof and irrespective of any general incorporation language in such filings.

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Information About Our Auditors
Audit Fees
The fees billed to Ziff Davis by KPMG for services rendered relating to fiscal 2025 and 2024 are set forth below. In March 2023, the audit committee selected KPMG as our independent registered public accounting firm, effective as of that date.

	2025	2024
	($, thousands)	($, thousands)
Audit Fees(1)	3,767	3,594
Audit-Related Fees(2)	1,000	—
Tax Fees(3)	1,202	1,031
All Other Fees(4)	—	2
Total	5,969	4,627

(1)    Audit Fees included amounts billed or to be billed for professional services rendered for the audit of annual consolidated financial statements, the review of financial statements included in quarterly reports, and the audits of internal control over financial reporting, statutory and subsidiary audits, the review of documents filed with the SEC and certain accounting consultations in connection with the audits.
(2)    Audit-Related Fees included amounts billed for assurance and related services, including but not limited to due diligence related to mergers and acquisitions, accounting consultations, and attest services related to financial reporting that are not required by statute or regulation.
(3)    Tax Fees consisted principally of professional services rendered for tax compliance and tax planning and advice including assistance with tax audits and appeals and tax advice related to mergers and acquisitions.
(4)    All Other Fees included amounts billed for all other fees not related to the categories above including corporate finance assistance and advisory services.

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Pre-Approval Procedure for Services
The Audit Committee has sole authority to engage and determine the compensation of our independent registered public accounting firm. The Audit Committee also is directly responsible for evaluating the performance of our independent registered public accounting firm, reviewing and evaluating the lead partner of the independent registered public accounting firm and overseeing the work of the independent registered public accounting firm. The Audit Committee pre-approves all audit and non-audit services. Requests for the independent registered public accounting firm to provide any services to Ziff Davis must be submitted to the Audit Committee by both the independent registered public accounting firm and the Chief Financial Officer and must be pre-approved. The Audit Committee may delegate pre-approval authority to one or more of its members.

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SECURITY OWNERSHIP
Information Regarding Beneficial Ownership of Principal Stockholders
The following table contains information regarding shareholders that reported to the SEC that they beneficially own more than five percent of Ziff Davis’ outstanding shares of common stock. The percentage of ownership is calculated using the number of outstanding shares on March 13, 2026.

Name	Number of Shares Beneficially Owned(1)	Approximate Percentage
BlackRock, Inc. 55 East 52nd Street New York, NY 10022	6,292,575(2)	16.63%
Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746	2,293,801(3)	6.06%
Janus Henderson Group plc 201 Bishopsgate London, EC2M 3AE United Kingdom	3,439,093(4)	9.09%
Legal & General Group Plc One Coleman Street London, EC2R 5AA United Kingdom	2,425,947(5)	6.41%
Pale Fire Capital SICAV a.s. Zatecka 55/14, Josefov Prague, 2N, 110-00 420-777-767-773	2,597,799(6)	6.87%
The Vanguard Group, Inc. 100 Vanguard Blvd. Malvern, PA 19355	5,149,357(7)	13.61%
(1)As of March 13, 2026, 37,837,060 shares of Ziff Davis common stock were outstanding.
(2)Based solely on information set forth in the stockholder’s Schedule 13G/A filed with the SEC on July 17, 2025. The BlackRock Group, Inc. (“BlackRock”) made this filing on behalf of itself and various BlackRock-related entities. According to the Schedule 13G/A, BlackRock has sole voting power over 6,172,337 shares and sole dispositive power over 6,292,575 shares.
(3)Based solely on information set forth in the stockholder’s Schedule 13G filed with the SEC on October 31, 2024. Dimensional Fund Advisors LP (“Dimensional”) made this filing on behalf of itself and various Dimensional-related entities. According to the Schedule 13G, Dimensional has sole voting power over 2,206,417 shares and sole dispositive power over 2,293,801 shares.
(4)Based solely on information set forth in the stockholder’s Schedule 13G/A filed with the SEC on November 14, 2025. Janus Henderson Group plc (“Janus”) made this filing on behalf of itself and various Janus-related entities. According to the Schedule 13G/A, Janus has shared voting and dispositive power over 3,439,093 shares.
(5)Based solely on information set forth in the stockholder’s Schedule 13G/A filed with the SEC on February 13, 2025, this filing was made by Legal & General Group Plc, Legal & General

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Security Ownership
Investment Management Ltd, LGIM Managers (Europe) Limited, Legal & General UCITS ETF Plc, and Legal & General Investment Management America Inc. According to the Schedule 13G/A, these entities respectively share voting/dispositive power over 2,425,947 shares, 2,350,233 shares, 2,312,116 shares, 2,306,455 shares and 75,714 shares.
(6)Based solely on information set forth in the stockholder’s Schedule 13D filed with the SEC on March 3, 2026, this filing was made by Pale Fire Capital SICAV a.s., Pale Fire Capital investicni spolecnost a.s., Pale Fire Capital SE, Barta Jan and Senkypl Dusan. According to the Schedule 13D, these entities respectively share voting/dispositive power over 2,597,799 shares.
(7)Based solely on information set forth in the stockholder’s Schedule 13G/A filed with the SEC on November 12, 2024. According to the Schedule 13G/A, The Vanguard Group, Inc. has shared voting power over 49,522 shares, sole dispositive power over 5,047,949 shares and shared dispositive power over 101,408 shares.

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Information Regarding Beneficial Ownership of Management
The table below sets forth certain information that has been provided to Ziff Davis with respect to beneficial ownership of shares of Ziff Davis common stock as of March 13, 2026 by: (i) each director and nominee for director of Ziff Davis, (ii) each of the named executive officers of Ziff Davis and (iii) all directors and executive officers of Ziff Davis as a group.(1) Each of the persons or group of persons in the table below has sole voting power and sole dispositive power as to all of the shares of our common stock shown as beneficially owned by them, except as otherwise indicated.

Director/Officer	Number of Shares Beneficially Owned(2)	Approximate Percentage
Vivek Shah	1,069,908	2.83%
Sarah Fay	31,522(3)	*
Jana Barsten	15,860(4)	*
Trace Harris	20,746(5)	*
William Brian Kretzmer	24,481(6)	*
Kirk McDonald	14,5437)	*
Neville Ray	14,569(8)	*
Scott C. Taylor	22,161(9)	*
Bret Richter	42,763	*
Jeremy D. Rossen	28,316	*
Lori Tansley	2,167	*
All directors and executive officers as a group (11 persons)	1,287,036	3.4%
* Less than 1%
(1)    The address for all executive officers, directors and director nominees is c/o Ziff Davis, Inc., 360 Park Avenue South, 17th Floor, New York, New York 10010.
(2)    As of March 13, 2026, 37,837,060 shares of Ziff Davis common stock were outstanding. The number of shares beneficially owned by each individual is determined under SEC rules, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting or investment power and also any shares that the individual has the right to acquire within 60 days of March 13, 2026 through the exercise of any stock options, through the vesting/settlement of RSAs, RSUs payable in shares, or upon the exercise of other rights, but such shares are not deemed outstanding for computing the percentage of outstanding common stock beneficially owned by any other person.
(3)    Consists of 23,619 shares of Ziff Davis common stock and 7,903 shares issuable in connection with RSUs that will vest within 60 days of the record date for the Annual Meeting.
(4)    Consists of 7,957 shares of Ziff Davis common stock and 7,903 shares issuable in connection with RSUs that will vest within 60 days of the record date for the Annual Meeting.
(5)    Consists of 12,843 shares of Ziff Davis common stock and 7,903 shares issuable in connection with RSUs that will vest within 60 days of the record date for the Annual Meeting.
(6)    Consists of 16,578 shares of Ziff Davis common stock and 7,903 shares issuable in connection with RSUs that will vest within 60 days of the record date for the Annual Meeting.
(7)    Consists of 6,640 shares of Ziff Davis common stock and 7,903 shares issuable in connection with RSUs that will vest within 60 days of the record date for the Annual Meeting.

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(8)    Consists of 6,666 shares of Ziff Davis common stock and 7,903 shares issuable in connection with RSUs that will vest within 60 days of the record date for the Annual Meeting.
(9)    Consists of 14,258 shares of Ziff Davis common stock and 7,903 shares issuable in connection with RSUs that will vest within 60 days of the record date for the Annual Meeting.
Ziff Davis is not aware of any arrangements, including any pledge by any person of Ziff Davis’ securities, the operation of which may, at a subsequent date, result in a change in control of Ziff Davis. Ziff Davis is not aware of any material proceedings to which any director, officer, or affiliate of Ziff Davis, any owner of record or beneficially of more than five percent of Ziff Davis’ common stock or any associate of any such director, officer, affiliate, or stockholder is a party adverse to Ziff Davis or any of its subsidiaries or has a material interest adverse to Ziff Davis or any of its subsidiaries.

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RELATED-PARTY TRANSACTIONS
The Ziff Davis Board of Directors has adopted a written policy governing the approval of Related-Party Transactions (the “RPT Policy”). “Related-Party Transactions” include any transaction or relationship directly or indirectly involving a director or director nominee, executive officer, a 5% stockholder of the Company, or any person known by the Company to be an immediate family member of any of the foregoing individuals that would need to be disclosed under Item 404(a) of Regulation S-K.
The RPT Policy prohibits all Related-Party Transactions unless they are approved or ratified by the ESG Committee. If a transaction or relationship constitutes a Related-Party Transaction, the ESG Committee will then review the transaction or relationship to determine whether to approve or ratify the transaction. In making its determination, the ESG Committee considers several factors including, but not limited to:
●Whether the terms of the Related-Party Transaction are fair to Ziff Davis and on the same basis as would apply if the transaction did not involve a related party;
●Whether Ziff Davis has business reasons to enter into the transaction or relationship;
●Whether the transaction or relationship will impair the independence of an outside director;
●The materiality of the transaction or relationship, taking into account the importance of the interest to the related party, the dollar amount involved, and the significance of the transaction to Ziff Davis and its investors in light of all the circumstances;
●Whether the transaction or relationship raises any disclosure or reputational issues; and
●Whether the transaction or relationship presents an improper conflict of interest for any director or executive officer of Ziff Davis.

DELINQUENT SECTION 16(A) REPORTS
Section 16(a) of the Exchange Act requires Ziff Davis’ officers (as defined in Rule 16a-1(f)), directors and persons who own more than 10% of Ziff Davis’ common stock to file reports of ownership and changes in ownership with the SEC. Based solely on Ziff Davis’ review of the forms filed with the SEC and written representations from certain reporting persons that they have complied with the relevant filing requirements, Ziff Davis believes that all filing requirements applicable to Ziff Davis’ officers, directors and 10% stockholders were complied with during the fiscal year ended December 31, 2025, except as follows due to an inadvertent administrative error. A Form 4 to report a grant of restricted stock units to Chief Accounting Officer Lori Tansley on March 5, 2025 was filed one business day late, on March 10, 2025.

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PROPOSAL 1 — ELECTION OF DIRECTORS
General

A Board of eight directors is to be elected at the Annual Meeting. Unless otherwise instructed on the proxy card, the proxy holders will vote the proxies received by them for Ziff Davis’ eight nominees named below, each of whom is currently a director of Ziff Davis. In the event that any nominee is unable or declines to serve as a director at the time of the Annual Meeting, neither of which is expected to occur, the proxies will be voted for such nominee as shall be designated by the current Ziff Davis Board of Directors to fill the vacancy.

Vote Required
Each share of Ziff Davis common stock may vote for up to eight director-nominees. Votes may not be cumulated. If a quorum is present, each of the nominees receiving the affirmative vote of the majority of the votes cast (meaning the number of shares voted “for” a nominee must exceed the number of shares voted “against” such nominee) at the Annual Meeting will be elected to the Ziff Davis Board of Directors.
The term of office of each person elected as a director will continue until the next Annual Meeting or until their successor has been duly elected and qualified or until the director’s earlier resignation or removal.
THE ZIFF DAVIS BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES LISTED IN THE "DIRECTOR NOMINEES" SECTION ABOVE.

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PROPOSAL 2 — RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS
General
The Audit Committee of the Board of Directors has selected KPMG LLP (“KPMG”) as the independent registered public accounting firm for Ziff Davis for the fiscal year ending December 31, 2026. KPMG began serving as Ziff Davis’ independent registered public accounting firm in 2023 and their selection was ratified at the Company’s 2024 Annual Meeting. Notwithstanding the ratification of KPMG as Ziff Davis’ independent registered public accounting firm, the Audit Committee, in its discretion, may direct appointment of new independent auditors at any time during the year if the Audit Committee believes that such a change would be in the best interests of Ziff Davis and its stockholders. In addition, if the stockholders do not ratify the appointment of KPMG, the Audit Committee will consider the appointment of another independent registered public accounting firm, but is not required to do so. Representatives of KPMG are expected to virtually attend the Annual Meeting and be available to respond to appropriate questions. Those representatives will have the opportunity to make a statement if they wish to do so.

Vote Required
Ratification of KPMG as Ziff Davis’ independent auditors for the fiscal year ending December 31, 2026 requires the affirmative vote of the holders of a majority of shares of Ziff Davis common stock present or represented by proxy at the Annual Meeting and entitled to vote on the matter.
THE ZIFF DAVIS BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 2 – RATIFICATION OF SELECTION OF KPMG AS ZIFF DAVIS’ INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.
Notwithstanding anything to the contrary set forth in any of Ziff Davis’ filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that might incorporate future filings, including this proxy statement, in whole or in part, the following Audit Committee Report shall not be deemed to be “Soliciting Material,” is not deemed “filed” with the SEC and shall not be incorporated by reference into any filings under the Securities Act or Exchange Act whether made before or after the date hereof and irrespective of any general incorporation language in such filings.

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PROPOSAL 3 — ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION
Ziff Davis is seeking approval of an advisory resolution on the compensation of its named executive officers, as reported in this proxy statement. As described above in the “Compensation Discussion and Analysis” section of this proxy statement, the Compensation Committee has structured Ziff Davis’ executive compensation program to link compensation to continuous improvements in corporate performance and increases in stockholder value. Ziff Davis’ executive compensation program goals include the following:
●to establish pay levels that attract, retain and motivate highly qualified executive officers, while considering the overall market competitiveness for such executive talent and balancing the relationship between total stockholder return and direct compensation;
●to align executive officer remuneration with the interests of the stockholders;
●to recognize superior individual performance;
●to balance base and incentive compensation to complement Ziff Davis’ annual and longer-term business objectives and strategies and encourage the fulfillment of those objectives and strategies through executive officer performance; and
●to provide compensation opportunities based on Ziff Davis’ performance.
Ziff Davis urges stockholders to read the “Compensation Discussion and Analysis” section of this proxy statement, which describes in more detail how Ziff Davis’ executive compensation policies and procedures operate and are designed to achieve its compensation goals, as well as the Summary Compensation Table and other related compensation tables and narrative in the section, which provide detailed information on the compensation of Ziff Davis’ named executive officers. The Compensation Committee and the Board of Directors believe that the policies and procedures articulated in the “Compensation Discussion and Analysis” are effective in achieving Ziff Davis’ goals, and that the compensation of the named executive officers reported in this proxy statement has contributed to the Company’s recent and long-term success.
In accordance with Section 14A of the Exchange Act, Ziff Davis is asking stockholders to approve the following advisory resolution at the 2026 Annual Meeting of Stockholders:
RESOLVED, that the stockholders of Ziff Davis, Inc. (the “Company”) approve, on an advisory basis, the compensation of the Company’s named executive officers disclosed in the Compensation Discussion and Analysis, the Summary Compensation Table and the related compensation tables, notes, and narrative in the proxy statement for the Company’s 2026 Annual Meeting of Stockholders.
This advisory resolution, commonly referred to as a “say-on-pay” resolution, is non-binding on the Board of Directors. Although non-binding, the Board of Directors and the Compensation Committee will review and consider the voting results when making future decisions regarding the Company’s executive compensation program.

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__________________________________________
Proposal 3 - Advisory Vote on
Named Executive Officer Compensation
Vote Required
Approval of the advisory resolution on the compensation of Ziff Davis’ named executive officers requires the affirmative vote of the holders of a majority of shares of Ziff Davis common stock present or represented by proxy at the Annual Meeting and entitled to vote on the matter.

THE ZIFF DAVIS BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 3 – APPROVAL OF THE ADVISORY RESOLUTION ON THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS.

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STOCKHOLDER PROPOSALS AND NOMINATIONS FOR 2027 ANNUAL MEETING

Under Rule 14a-8 of the Exchange Act, certain stockholder proposals may be eligible for inclusion in Ziff Davis’ proxy statement and form of proxy. The date by which stockholder proposals must be received by Ziff Davis so that they may be considered for inclusion in the proxy statement and form of proxy for Ziff Davis’ 2027 Annual Meeting of Stockholders is November 26, 2026 (or if the date of the next Ziff Davis annual meeting of stockholders is changed by more than 30 days from the date of the Annual Meeting, a reasonable time before Ziff Davis begins to print and mail its proxy materials). Such proposals also must comply with SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in Company-sponsored proxy materials.
A stockholder nomination of a person for election to our Board of Directors or a proposal for consideration at our 2027 annual meeting of stockholders not intended to be included in our proxy statement pursuant to Rule 14a-8 must be submitted in accordance with the advance notice procedures and other requirements set forth in our Bylaws. Assuming Ziff Davis holds the 2027 Annual Meeting of Stockholders on the anniversary of the Annual Meeting, stockholder proposals and director nominations which a stockholder does not seek to include in the proxy statement and form of proxy pursuant to Rule 14a-8 of the Exchange Act must be received by Ziff Davis no earlier than January 6, 2027, and no later than February 5, 2027 (unless there are fewer than 30 days between the date the next annual meeting is announced and the date it is held, in which case such advance notice must be given not more than 10 days after the date of the announcement).
In order for stockholders to give timely notice of director nominations at our 2027 annual meeting of stockholders for inclusion on a universal proxy card under Rule 14a-19 of the Exchange Act (“Rule 14a-19”), notice must be submitted by March 7, 2027 and must also include the information in the notice required by our Bylaws and by Rule 14a-19(b)(2) and Rule 14a-19(b)(3) of the Exchange Act. If the date of the 2027 annual meeting of stockholders is changed by more than 30 calendar days from such anniversary date, however, then the stockholder must provide notice by the later of 60 calendar days prior to the date of the 2027 annual meeting and the 10th calendar day following the date on which public announcement of the date of the 2027 annual meeting is first made.
You should also review our Bylaws, which contain additional requirements about advance notice of and procedures for director nominations and stockholder proposals. Notice of a stockholder’s intent to nominate candidates for election as directors must be submitted within the deadline for submission of stockholder proposals. Stockholder proposals or notices of intent to nominate candidates for election as directors should be submitted to Ziff Davis, Inc. at its principal executive offices at 360 Park Avenue South, 17th Floor, New York, New York 10010.

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HOUSEHOLDING
As permitted by the Exchange Act, only one copy of the annual report and proxy statement or Notice of Internet Availability of Proxy Materials is being delivered to stockholders residing at the same address, unless such stockholders have notified Ziff Davis of their desire to receive multiple copies of the proxy statement or Notice of Internet Availability of Proxy Materials. This process, which is commonly referred to as “householding”, can reduce the volume of duplicate information received at households. A number of brokerage firms with account holders have instituted householding. Once a shareholder has consented or receives notice from their broker that the broker will be householding materials to the shareholder’s address, householding will continue until the shareholder is notified otherwise or until one or more of the shareholders revokes their consent.
Ziff Davis will promptly deliver, upon oral or written request, a separate copy of the annual report and proxy statement or Notice of Internet Availability of Proxy Materials, in the future, to any stockholder residing at an address to which only one copy was mailed. Additionally, stockholders sharing an address may request delivery of a single copy of annual reports and proxy statements or Notices of Internet Availability of Proxy Materials if they are receiving multiple copies of such documents. All such requests should be directed to Ziff Davis’ Secretary, 360 Park Avenue South, 17th Floor, New York, NY 10010, (212) 503-3500.

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OTHER MATTERS
To the extent that this proxy statement is incorporated by reference into any other filing by Ziff Davis under the Exchange Act or the Securities Act of 1933, the sections of this proxy statement titled “Compensation Committee Report,” “Report of the Audit Committee,” and “Pay Versus Performance Disclosure,” to the extent permitted by the rules of the SEC, will not be deemed incorporated into such a filing, unless specifically provided otherwise in the filing. In addition, such sections will not be deemed to be soliciting material for purposes of the solicitation of proxies in connection with the annual meeting.
All website addresses contained in this proxy statement are intended to be inactive, textual references only. The information on, or accessible through, any website (including the Ziff Davis website) identified in this proxy statement is not a part of, and is not incorporated by reference into, this proxy statement.
The Board of Directors knows of no other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, proxies in the enclosed form will be voted in respect thereof as the proxy holders deem advisable.
It is important that the proxies be returned promptly and that your shares be represented. Stockholders are urged to mark, date, sign, and promptly return the accompanying proxy card in the enclosed envelope or, for stockholders who own Ziff Davis stock through a bank or broker that provides for voting by telephone or over the Internet, submit voting instructions by telephone or the Internet.
The form of proxy and this proxy statement have been approved by the Board of Directors and are being mailed and delivered to stockholders by its authority.

By Order of the Board of Directors,

Sarah Fay
Chair, Ziff Davis Board of Directors

New York, NY
Dated: March 26, 2026

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ABOUT THE ANNUAL MEETING
Who Is Soliciting My Vote?
The Board of Directors of Ziff Davis, Inc. is soliciting your vote at the 2026 Annual Meeting of Ziff Davis’ stockholders (the “Annual Meeting”). In this proxy statement, Ziff Davis, Inc. is referred to as “Ziff Davis,” the “Company,” “we,” “us” and “our.”
What Will I Be Voting On?
1.To elect eight directors to serve for the ensuing year and until their successors are duly elected and qualified;
2.To ratify the appointment of KPMG LLP to serve as Ziff Davis’ independent registered public accounting firm for fiscal 2026;
3.To provide an advisory vote on the compensation of Ziff Davis’ named executive officers; and
4.To transact such other business as may properly come before the meeting and any adjournment(s) and postponement(s) thereof.
How Many Votes Do I Have?
You will have one vote for every share of Ziff Davis common stock you owned at the close of business on March 13, 2026.
How Many Votes Can Be Cast By All Stockholders?
37,837,060 votes can be cast, which represents the total number of shares of Ziff Davis common stock that were outstanding and eligible to vote on the record date.
How Many Votes Must Be Present to Hold the Annual Meeting?
The holders of a majority of the outstanding shares of stock entitled to vote on a matter at the meeting, present in person or represented by proxy are required to hold the meeting, or 18,918,531 votes. We urge you to vote by proxy even if you plan to attend the Annual Meeting so that we will know as soon as possible that enough votes will be present for us to hold the Annual Meeting.
What is the Required Vote to Approve Each Proposal?
For Proposal 1 – Election of Directors, each of the nominees receiving the affirmative vote of the majority of the votes cast (meaning the number of shares voted “for” a nominee must exceed the number of shares voted “against” such nominee) at the Annual Meeting will be elected to the Ziff Davis Board of Directors. If the votes cast “for” a nominee do not exceed the votes cast “against” a nominee, pursuant to our Corporate Governance Guidelines, the nominee must promptly tender his resignation for consideration by the Company’s Environmental, Social, and Governance Committee, which will recommend to the Board of Directors the action to be taken.
For Proposal 2 – Ratification of Selection of Independent Registered Public Accounting Firm, and Proposal 3 – Advisory Vote on the Compensation of the Named Executive Officers, approval requires the affirmative vote of holders of a majority of shares of Ziff Davis common stock present in person or represented by proxy and entitled to vote on the matter at the Annual Meeting.

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__________________________________________
About the Annual Meeting

Why Did I Receive a One-Page Notice in the Mail Regarding the Internet Availability of Proxy Materials Instead of a Full Set of Proxy Materials?
Pursuant to rules adopted by the SEC, we have elected to provide access to our proxy materials over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to our stockholders of record and beneficial owners. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or to request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis.
How Can I Get Electronic Access to the Proxy Materials?
The Notice provides you with instructions regarding how to:
●View our proxy materials for the Annual Meeting on the Internet; and
●Instruct us to send future proxy materials to you electronically by email.
Choosing to receive future proxy materials by email will save us the cost of printing and mailing documents to you and will reduce the impact of our annual meetings on the environment. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you terminate it.
The Notice, proxy statement, proxy card and the 2025 Annual Report are available at www.proxyvote.com.
How Can I Obtain Paper or Email Copies of Proxy Materials?
The Notice contains a toll-free telephone number, an email address and a website where stockholders can request a paper or an email copy of the proxy statement, proxy card and the 2025 Annual Report. These proxy materials are available free of charge.
Can I Vote My Shares by Filling Out and Returning the Notice?
No. The Notice identifies the items to be voted on at the Annual Meeting, but you cannot vote by marking the Notice and returning it. The Notice provides instructions on how to vote by Internet or telephone or how to request a paper proxy card.
How Do I Vote?
If you are a stockholder of record, you can vote either through our virtual platform at the Annual Meeting, by proxy without attending the Annual Meeting or as otherwise provided in this mailing. To participate in and vote at the Annual Meeting, you will need the 16-digit control number included on your Notice, on your proxy card or on the instructions that accompanied your proxy materials. You can vote by proxy over the Internet or telephone up until 11:59 p.m. Eastern Time on May 5, 2026 by following the instructions provided in the Notice, or, if you requested to receive printed proxy materials, you can also vote by mail pursuant to instructions provided on the proxy card.
If you own your Ziff Davis stock through a bank or broker, you may also vote by proxy over the Internet or telephone by following the instructions provided in the Notice, or, if you requested to receive printed proxy materials, you can also vote by mail by following the instructions that the broker or nominee provides to you.
If you want to vote through our virtual platform at the Annual Meeting and you hold your Ziff Davis stock through a bank or broker (that is, in street name), you may either vote through our virtual

84

__________________________________________
About the Annual Meeting
platform if your bank or broker allows or you must obtain a proxy from your bank or broker and vote by mail or telephone pursuant to instructions provided on the proxy card.
If you plan to attend the Annual Meeting, we encourage stockholders to log in to the website and access the webcast early, beginning approximately 15 minutes before the Annual Meeting’s start time.
Can I Ask Questions During the Virtual Annual Meeting?
Stockholders of record and proxy holders who provide their valid 16-digit control number will be able to participate in the virtual Annual Meeting by asking questions and voting their shares as outlined above. To submit questions during the meeting, stockholders may log into the virtual meeting website and follow the prompts. If we are unable to respond to a stockholder’s properly submitted question due to time constraints, we will respond directly to that stockholder using the contact information provided. We may also provide written responses to certain stockholder questions that we were unable to answer during the meeting on our website following the Annual Meeting.

Can I Revoke My Proxy?
Yes. If you are a stockholder of record, send in a new proxy card with a later date or send a written notice of revocation to Ziff Davis’ Secretary at 360 Park Avenue South, 17th Floor, New York, NY 10010. If you own your Ziff Davis stock through a bank or broker, follow the instructions provided by your bank or broker. In addition, if you are a stockholder of record, you can attend the Annual Meeting and vote through our virtual platform. Virtual attendance at the Annual Meeting will not by itself revoke a proxy.
What If I Vote “Abstain”?
Abstentions are counted as votes present for purposes of determining whether a quorum exists for the transaction of business at the Annual Meeting. An abstention has no effect on the outcome of Proposal 1 – Election of Directors. An abstention has the same effect as a vote against Proposal 2 – Ratification of Selection of Independent Auditors, and Proposal 3 – Advisory Vote on the Compensation of the Named Executive Officers.
What if I Don’t Provide Specific Voting Instructions?
If you are a stockholder of record and return a proxy card without indicating your vote, your shares will be voted FOR the director nominees listed on the card, FOR ratification of the appointment of KPMG as Ziff Davis’ independent auditors, FOR approval of an advisory resolution approving the compensation paid to Ziff Davis’ named executive officers, and otherwise in accordance with the judgment of the person or persons voting the proxy on any other matter properly brought before the Annual Meeting.
If you are the beneficial owner of shares held in street name and do not instruct your bank or broker how to vote your shares, the votes will be broker non-votes. Broker non-votes will be counted for purposes of determining whether a quorum is present for the transaction of business at the Annual Meeting; however, your bank or broker will not be able to vote your shares on certain matters scheduled to come before the Annual Meeting. Brokers, trustees, or other nominees may generally vote on routine matters without instructions from a beneficial owner but cannot vote on non-routine matters. Your broker is not permitted to vote your uninstructed shares and the broker non-votes will have no effect on the vote for Proposal 1 – Election of Directors or Proposal 3 – Advisory Vote on the Compensation of the Named Executive Officers. Thus, if you hold your shares in street name and you do not instruct your bank or broker how to vote with respect to the aforementioned proposals, no votes will be cast on your behalf on such proposals. Your broker will, however, continue to have discretion to vote any uninstructed shares on Proposal 2 – Ratification of Selection of Independent Auditors, as this proposal is considered a routine matter.

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__________________________________________
About the Annual Meeting
If you are the owner of record, and you do not vote your shares held in your name or return a proxy card, your shares will not be counted as present for purposes of determining whether a quorum exists for transaction of business at the Annual Meeting, and no votes will be cast on your behalf on any of the items of business at the Annual Meeting.

86

__________________________________________
About the Annual Meeting
What Happens if the Annual Meeting is Postponed or Adjourned?
Your proxy will still be good and may be voted at the postponed or adjourned meeting. You will still be able to change or revoke your proxy until it is voted.
Who Pays for the Annual Meeting?
Ziff Davis is paying the expenses of this solicitation. Ziff Davis also will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in sending proxy material to principals and obtaining their instructions. In addition to solicitation by mail, the directors, officers and employees, who will not receive any additional compensation for such solicitation activities, may solicit proxies in person or by telephone, email or similar means.
Who Can I Contact if I Have Questions Concerning the Annual Meeting?
If you have any further questions about voting your shares or attending the Annual Meeting, or wish to obtain directions on how to join the virtual Annual Meeting, please call or email Ziff Davis’ Investor Relations Department at 800-577-1790 or investor@ziffdavis.com.

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CAUTIONARY NOTE ON FORWARD-LOOKING INFORMATION
This proxy statement contains “forward-looking statements” within the meaning of The Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements concerning our strategy, prospects and plans, objectives of management, future mergers, acquisitions, and divestitures and related strategy, future financial position and liquidity, future revenues, projected costs, profitability, our human capital and ESG goals strategies and priorities, and growth opportunities and trends in the markets in which we operate. Forward-looking statements generally can be identified by words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “predicts,” “projects,” “will be,” “will continue,” “may,” “could,” “should,” “will likely result,” and similar expressions. These forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties, which could cause our actual results to differ materially from those reflected in the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed in our Annual Report on Form 10-K for the year ended December 31, 2025, and in particular, the risks discussed in Part I, Item 1A, “Risk Factors” of the Annual Report on Form 10-K and those discussed in other documents we file with the SEC. We undertake no obligation to revise or publicly release the results of any revision to these forward-looking statements, except as required by law. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements.

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APPENDIX A
Reconciliation of U.S. GAAP Financial Performance Figures to
Non-GAAP Financial Information

Adjusted EBITDA ($, in millions)
	Year ended December 31,
	2025	2024
Net income	47.4	63.0
Interest expense, net	25.9	14.0
Loss on sale of business	58.0	3.8
(Gain) loss on investment, net	(5.0)	7.6
Provision for credit losses on investments	17.6	—
Other loss (income), net	5.9	(5.0)
Income tax expense	25.4	41.4
Loss (income) from equity method investment, net of tax	7.9	(11.2)
Depreciation and amortization	228.7	211.9
Share-based compensation	44.9	40.9
Transaction, integration, and other charges	17.1	40.4
Lease asset impairments and other charges	3.7	1.4
Goodwill impairment	17.6	85.3
Adjusted EBITDA	495.1	493.5
Percentage change compared to prior year	0.3%

Adjusted Net Income and Adjusted Diluted EPS ($, in millions except per share data)
	Year ended December 31,
	2025	Per diluted share	2024	Per diluted share
Net income	47.4	1.15	63.0	1.42
Interest, net	0.2	0.01	0.1	—
Loss on sale of business	43.5	1.06	0.1	—
(Gain) loss on investment, net	(5.0)	(0.12)	8.0	0.18
Provision for credit losses on investments	17.6	0.42	—	—
Loss (income) from equity method investment, net of tax	7.9	0.19	(11.2)	(0.25)
Amortization	89.7	2.18	87.1	1.96
Share-based compensation	36.9	0.90	31.0	0.70
Transaction, integration, and other charges	13.9	0.34	30.0	0.67
Lease asset impairments and other charges	2.8	0.07	1.1	0.02
Goodwill impairment	17.6	0.43	85.3	1.92
Adjusted Net Income	272.5	6.63	294.5	6.62
Percentage change compared to prior year	(7.4)%	0.2%

Free Cash Flow ($, in millions)
	Year ended December 31,
	2025	2024
Cash from operating activities	407.1	390.3
Less: Purchases of property and equipment	(119.2)	(106.6)
Free Cash Flow	287.9	283.7

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ZIFF DAVIS, INC.
360 PARK AVE S., 17F
NEW YORK, NY 10010

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on May 5, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/ZD2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on May 5, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V83430-P46184 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ZIFF DAVIS, INC.

The Board of Directors recommends you vote FOR the following.

Nominees:	**For**	**Against**	**Abstain**
1a. Vivek Shah	☐	☐	☐
1b. Sarah Fay	☐	☐	☐
1c. Jana Barsten	☐	☐	☐
1d. Trace Harris	☐	☐	☐
1e. William Brian Kretzmer	☐	☐	☐
1f. Kirk McDonald	☐	☐	☐
1g. Neville Ray	☐	☐	☐
1h. Scott C. Taylor	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2 and 3.	**For**	**Against**	**Abstain**
2. To ratify the appointment of KPMG LLP to serve as Ziff Davis' independent auditors for fiscal 2026.	☐	☐	☐
3. To provide an advisory vote on the compensation of Ziff Davis' named executive officers.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

V83431-P46184

Ziff Davis, Inc.
Annual Meeting of Stockholders
May 6, 2026 9:30 AM ET
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Bret Richter and Jeremy Rossen, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Ziff Davis, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:30 AM ET on May 6, 2026, at www.virtualshareholdermeeting.com/ZD2026, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

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